EXHIBIT 10.7
MASTER TERMINAL SERVICES AGREEMENT
This MASTER TERMINAL SERVICES AGREEMENT (this “Agreement”) is made and entered into as of the Effective Date by and between VALERO PARTNERS OPERATING CO. LLC, a Delaware limited liability company (“Company”), and VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“Customer”).
Recitals
WHEREAS, Company (individually or through one of its wholly owned subsidiaries) owns and/or operates multiple facilities for the storage, terminalling and handling of petroleum products and other commodities; and
WHEREAS, Company and Customer desire to enter into this Agreement to memorialize the terms and conditions whereby Customer will deliver, or cause to be delivered, petroleum products and other commodities to the terminal facilities for storage, handling and re-delivery, and Company will provide such services for Customer.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Company and Customer agree as follows:
Article I.
Defined Terms
Section 1.01    Defined Terms. The following definitions shall for all purposes apply to the capitalized terms used in this Agreement:
(a)    “Additive Equipment” has the meaning set forth in Section 4.03(a).
(b)    “Additization Fee” has the meaning set forth in the Schedule.
(c)    “Affiliate” means any entity that directly or indirectly Controls, is Controlled by, or is under common Control with the referenced entity, including, without limitation, the referenced entity’s parents and their general partners.
(d)    “Agreement” means this Master Terminal Services Agreement, together with all exhibits attached hereto, as the same may be extended, supplemented, amended or restated from time to time in accordance with the provisions hereof.
(e)    “API” means American Petroleum Institute.
(f)    “ASTM” means ASTM International, formerly known as the American Society for Testing and Materials.

(g)    “Barrel” means 42 Gallons.
(h)    “Blending Equipment” has the meaning set forth in Section 4.04(a).
(i)    “Blending Fee” has the meaning set forth in the Schedule.
(j)    “Business Day” means any Day except for Saturday, Sunday or an official holiday in the State of Texas.
(k)    “Calendar Quarter” means a period of three consecutive Months beginning on the first Day of each of January, April, July and October.
(l)    “Claims” means any and all judgments, claims, causes of action, demands, lawsuits, suits, proceedings, governmental investigations or audits, losses, assessments, fines, penalties, administrative orders, obligations, costs, expenses, liabilities and damages, including interest, penalties, reasonable attorneys’ fees, disbursements and costs of investigations, deficiencies, levies, duties and imposts.
(m)    “Company” has the meaning set forth in the introductory paragraph.
(n)    “Company Affiliated Parties” means Company, the Partnership and their subsidiaries and their respective contractors and the directors, officers, employees and agents of each of them.
(o)    “Company Force Majeure” has the meaning set forth in Section 17.02.
(p)    “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise.
(q)    “Customer” has the meaning set forth in the introductory paragraph.
(r)    “Customer Force Majeure” has the meaning set forth in Section 17.03.
(s)    “Day” means the period of time commencing at 12:00 a.m. on one calendar day and running until, but not including, 12:00 a.m. on the next calendar day, according to local time where the Terminal is located.
(t)    “Dock” means the marine/barge dock facilities and related improvements, if any, which are used in connection with the operations of the Terminal.
(u)    “Effective Date” means (i) with respect to this Agreement, the date of the closing of the initial public offering of common units representing limited partner interests of the Partnership, and (ii) with respect to any Schedule, the meaning set forth in the Schedule.
(v)    “Force Majeure Event” means: (i) acts of God, fires, floods or storms; (ii) compliance with orders of courts or Governmental Authorities; (iii) explosions, wars, terrorist acts or riots; (iv) inability to obtain or unavoidable delays in obtaining material or equipment; (v) disruptions of utilities or other services caused by events or circumstances beyond the reasonable control of the affected Party; (vi) events or circumstances similar to the foregoing (including inability to obtain or unavoidable delays in obtaining material or equipment and disruption of service provided by third parties) that prevent a Party’s ability to perform its obligations under this Agreement, to the extent that such events or circumstances are beyond the Party’s reasonable control and could not have been prevented by the Party’s due diligence; (vii) strikes, lockouts or other industrial disturbances; and (viii) breakdowns of refinery facilities, machinery, storage tanks or pipelines irrespective of the cause thereof. Notwithstanding the foregoing, any turnarounds or other planned outages or suspensions of operations at the Refinery shall not constitute a “Force Majeure Event.”
(w)    “Gallon” means a United States gallon of two hundred thirty-one cubic inches of liquid at 60º Fahrenheit, and 14.696 psia for liquids with equilibrium vapor pressure less than or equal to 14.696 psia and at the equilibrium vapor pressure for liquids with an equilibrium vapor pressure greater than 14.696 psia.
(x)    “Governmental Authority” means any federal, state, tribal, foreign or local governmental entity, authority, department, court or agency, including any political subdivision thereof, exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, and including any arbitrating body, commission or quasi-governmental authority or self-regulating organization of competent authority exercising or enlisted to exercise similar power or authority.
(y)    “Holdover Fee” has the meaning set forth in the Schedule.
(z)    “IIC” means a mutually acceptable independent inspection company.
(aa)    “Initial Term” has the meaning set forth in Section 3.01.
(bb)    “Interest Rate” means an annual rate (based on a 360-day year) equal to the lesser of (i) two percent (2%) over the prime rate as published under “Money Rates” in the Wall Street Journal in effect at the close of the Business Day on which payment was due and (ii) the maximum rate permitted by Law.
(cc)    “Law” means all applicable constitutions, laws (including common law), treaties, statutes, orders, decrees, rules, injunctions, licenses, permits, approvals, agreements, regulations, codes, ordinances issued by any Governmental Authority, including applicable judicial or administrative orders, consents, decrees, and judgments, published directives, guidelines, governmental authorizations, requirements or other governmental restrictions which have the force of law, and determinations by, or interpretations of any of the foregoing by any Governmental Authority having jurisdiction over the matter in question and binding on a given Person, whether in effect as of the date hereof or thereafter and, in each case, as amended.
(dd)    “Minimum Quarterly Commitment” has the meaning set forth in the Schedule.

(ee)    “Month” or “Monthly” means a calendar month commencing at 12:00 a.m. on the first Day thereof and running until, but not including, 12:00 a.m. on the first Day of the following calendar month, according to local time where the Terminal is located.
(ff)    “Monthly Statement” has the meaning set forth in Section 6.01.
(gg)    “MPMS” has the meaning set forth in Section 12.01.
(hh)    “Non-Conforming Product” means any Product that fails to meet the Specifications.
(ii)    “Normal Business Hours” means the period of time commencing at 8:00 a.m. on one Business Day and running until 5:00 p.m. on the same Business Day, according to local time where the Terminal is located.
(jj)    “Notice” means any notice, request, instruction, correspondence or other communication permitted or required to be given under this Agreement.
(kk)    “Outage” has the meaning set forth in Section 4.08.
(ll)    “Partnership” means Valero Energy Partners LP.
(mm)    “Partnership Change in Control” means Valero ceases to Control the general partner of the Partnership.
(nn)    “Party” means Company or Customer, individually and “Parties” means Company and Customer, collectively.
(oo)    “Person” means an individual or a corporation, firm, limited liability company, partnership, joint venture, trust, unincorporated organization, association, Government Authority or other entity.
(pp)    “Pipeline” means any pipeline owned, operated or legally accessible to Company and connected to the Terminal which is the subject of a Schedule referred to in this Agreement.
(qq)    “Product” or “Products” means the petroleum product(s) or other commodity(ies) specified in the Schedule.
(rr)    “Quarterly Deficiency Payment” has the meaning set forth in the Schedule.
(ss)    “Quarterly Deficiency Volume” has the meaning set forth in the Schedule.
(tt)    “Quarterly Surplus Volume” has the meaning set forth in the Schedule.
(uu)    “Railway” means any railway employed for the purpose of transporting Products to and from the Terminal.

(vv)    “Refineries” means the Valero refineries located in Port Arthur, Texas, Sunray, Texas, Memphis, Tennessee and any other Valero refinery specifically identified as such in the Schedule. The term “Refinery” means any one of the Refineries, as specified in the Schedule.
(ww)    “Removal Deadline” has the meaning set forth in Section 3.02(a).
(xx)    “Renewal Term” has the meaning set forth in Section 3.01.
(yy)    “Schedule” has the meaning set forth in Section 2.01.
(zz)    “Specifications” has the meaning set forth in the Schedule.
(aaa)    “Suspension Date” means the 60th Day after the commencement of a Customer Force Majeure.
(bbb)    “Tanks” means the storage tanks and all appurtenant and associated pipelines and pumps used in connection with the storage and handling of Products at the Terminal.
(ccc)    “Taxes” means all taxes (except for ad valorem taxes, property taxes, income taxes, gross receipt taxes, payroll taxes and similar taxes) including any interest or penalties attributable thereto, imposed by any Governmental Authority.

(ddd)	“Term” has the meaning set forth in Section 3.01.
(eee)    “Terminal” means the terminal(s) specified in the Schedule.
(fff)    “Terminal Charges” means the Throughput Charges and other fees payable by Customer for the services provided by Company as set forth in the Schedule.
(ggg)    “Terminal Rules” has the meaning set forth in Section 8.02.
(hhh)    “Truck Rack” means the truck rack and related improvements, if any, which are located at or within the Terminal.
(iii)    “Valero” means Valero Energy Corporation.
(jjj)    “Vessel” means any pushboat, towboat, barge, or other marine vessel or combination thereof, employed or chartered for the purpose of transporting Products to and from the Terminal.
Section 1.02    Other Defined Terms. Other terms may be defined elsewhere in this Agreement or in a Schedule, and, unless otherwise indicated, shall have such meanings throughout this Agreement or the Schedule.
Section 1.01    Terms Generally. The definitions in this Agreement and any Schedule shall apply equally to both singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references to Articles, Sections and Exhibits shall be deemed to be references to Articles and Sections of, and Exhibits to, this Agreement and any applicable Schedule, unless the context requires otherwise. References to “the Schedule” shall be deemed to be references to the applicable Schedule.
Article II.
Application of Agreement and Schedules
Section 2.01    Application of Agreement and Schedules. Contemporaneously with the execution of this Agreement, and at any time following the execution of this Agreement if Customer engages Company to receive, handle, store and redeliver its petroleum products and other commodities, Customer and Company will execute a terminal services schedule that will be attached to and become a part of this Agreement, which Schedule identifies the Terminal and the nature and cost of services to be provided, and such other terms and conditions that the Parties may agree to in connection with the receipt, handling, storage and redelivery of Product (each, a “Schedule”). Unless otherwise specified in such Schedule, upon entering into a Schedule, all of the terms and conditions of this Agreement will be deemed to be incorporated by reference into such Schedule; provided, however, that, unless otherwise provided in this Agreement, in the event of a conflict between the terms and provisions of this Agreement and the terms of a Schedule, the terms and provisions of the Schedule will govern. Each Schedule that is entered into between Company and Customer will, together with the terms of this Agreement to the extent incorporated by reference therein, create a separate contract between the Parties.
Article III.
Term and Removal of Product
Section 3.01    Term. This Agreement shall have a primary term commencing on the Effective Date and ending 10 years from the Effective Date (the “Initial Term”), and may be renewed by Customer, at Customer’s sole option, for one successive 5 year renewal term (the “Renewal Term”), upon at least 180 Days’ written Notice from Customer to Company prior to the end of the Initial Term. The Initial Term and Renewal Term, if any, shall be referred to in this Agreement as the “Term.” The terms and conditions of this Agreement will survive the termination of this Agreement to govern any Schedule which has a term (as such term may be extended thereunder) beyond the Term of this Agreement and shall survive for the remainder of the term of any such Schedule (as such term may be extended thereunder).
Section 3.02    Removal of Products.
(a)    Customer, at its own expense, shall make arrangements for the removal of its Products from the Terminal and Company shall remove and redeliver Customer’s Products in accordance with Customer’s written instructions no later than the later of (i) the effective date of the termination or expiration of the Schedule and (ii) 10 Days after Customer's receipt of Notice to terminate the Schedule in accordance with its terms, provided that Company may, in its sole discretion, agree in writing to extend the time for such removal (the later such date being referred to as the “Removal Deadline”). Customer shall reimburse Company for any expenses incurred by Company in removing Customer’s Products from the Terminal, including any expenses incurred by Company for cleaning, degassing or otherwise preparing the Tank(s) and the removal, processing, transportation or disposal of all waste generated from the storage of Customer’s Products at the Terminal.
(b)    If by the Removal Deadline Customer’s Product has not been removed from the Terminal, except to the extent any delay in removal is caused by Company, then in addition to any other rights Company may have under this Agreement or the Schedule:
(i)    Customer shall remain obligated to perform all of the terms and conditions set forth in the Schedule;
(ii)    Company shall have the right to take possession of such Products and sell them in public or private sales. In the event of such a sale, Company shall withhold from the proceeds therefrom all amounts owed to it hereunder and all reasonable expenses of sale (including any expenses incurred by Company for cleaning, degassing or otherwise preparing the Tank(s), the removal, processing, transportation or disposal of all waste generated from the storage of Customer’s Products, and reasonable attorneys’ fees and any amounts necessary to discharge any and all liens against the Products). The balance of the proceeds, if any, shall be remitted to Customer; and
(iii)    Customer shall pay any Holdover Fee set forth in the Schedule until all Products are removed from the Terminal.
Article IV.
Services
Section 4.01    Services. Company will perform or cause to be performed terminal services for Customer, including the receipt, storage and redelivery of Products, at the Terminal designated in the Schedule. Except as expressly set forth herein or in a Schedule, Company will provide or cause to be provided the labor and supervision necessary to perform all services contemplated by this Agreement, and Company will provide and maintain or cause to be provided or maintained the equipment necessary to perform the services contemplated by this Agreement. All such services performed hereunder by Company shall be performed in a good and workmanlike manner consistent with good industry practice and in compliance with all Laws.
Section 4.02    Minimum Quarterly Commitment. During each Calendar Quarter, pursuant to the terms and conditions of this Agreement and the Schedule, Customer shall throughput (or otherwise pay for terminal services with respect to, as contemplated by the Schedule), volumes of Products equal to the applicable Minimum Quarterly Commitment.
Section 4.03    Additive Injection Services.
(a)    If, upon Customer’s request, Company injects additives into Customer’s Products, the provisions of this Section 4.03 will apply. Company shall provide or cause to be provided at the Terminal an additive injection system, including additive storage tanks, pumps, piping, injectors and other equipment necessary to inject Customer’s additives into the Products, as applicable (the “Additive Equipment”). Company shall maintain and operate or cause to be maintained and operated, the Additive Equipment in accordance with customary industry standards during the Term of this Agreement, including all required reporting and record keeping prescribed by Law. Customer shall have the right to install its own additive injection systems at the Terminal at its sole cost and with the consent of Company, which such consent shall not be unreasonably withheld. Any Customer installed additive injection systems shall be the property of Customer and subject to the same removal set forth in Section 3.03. If Customer installs its own additive injection systems at the Terminal, Customer shall pay Company any related additive equipment fee pursuant to the Schedule.
(b)    Customer shall be responsible for providing all of its own additives, including, lubricity, conductivity, detergents, generic dyes and proprietary additives that Customer desires to be injected into the Products at the Terminal. Company shall manage, or cause to be managed if the Terminal is operated by a third party operator, Customer’s inventory of additives at the Terminal. Company agrees to inject Customer’s additives into the Products as instructed by Customer. Company will maintain or cause to be maintained volumetric additive reconciliation records as required by Law. Customer shall provide Company with target additization rates which must be at least as high as the lowest additive concentration as registered with the United States Environmental Protection Agency.
(c)    For each Barrel of a Product into which one or more additives are injected, Customer shall pay to Company the applicable Additization Fee set forth in the Schedule.
Section 4.04    Blending Services.
(a)    If, upon Customer’s request, Company blends or causes to be blended one or more Products together or blends ethanol, biodiesel or renewable diesel with any such Product(s), the provisions of this Section 4.04 will apply. If mutually agreed by Company and Customer, Company shall provide or cause to be provided at the Terminal a blending system, including tanks, pumps, piping, and other equipment necessary to blend Customer’s ethanol, biodiesel and renewable diesel into the Products, as applicable (the “Blending Equipment”). Company shall maintain and operate or cause to be maintained and operated, the Blending Equipment in accordance with customary industry standards during the Term of this Agreement, including all required reporting and record keeping prescribed by Law.
(b)    Customer shall be responsible for providing all of its own ethanol, biodiesel and renewable diesel that Customer desires to be blended with Products at the Terminal. Company agrees to blend or cause to be blended, Customer’s ethanol, biodiesel and renewable diesel into the Products as instructed by Customer.
(c)    For each Barrel of a Product into which ethanol, biodiesel or renewable diesel is blended, Customer shall pay to Company the applicable Blending Fee set forth in the Schedule.
Section 4.05    Loss of Available Capacity. If, for any reason (other than an Outage or a Company Force Majeure), the average daily capacity of the Terminal for any service provided under the Schedule during a given Calendar Quarter is less than the applicable Minimum Quarterly Commitment for such Calendar Quarter, or if the capacity of the Terminal for any service is required to be allocated among third parties with the result that the average daily capacity of the Terminal available to Customer for any service during a given Calendar Quarter is less than the applicable Minimum Quarterly Commitment for such Calendar Quarter, then such Minimum Quarterly Commitment for the applicable Calendar Quarter shall be reduced to equal the average daily capacity available to Customer during such Calendar Quarter.
Section 4.06    Special Reduction of Minimum Quarterly Commitments. If Company’s use of all or part of the Terminal for the storage and handling of Products is restrained, enjoined, restricted or terminated by (a) any Governmental Authority, (b) right of eminent domain or (c) the owner of leased land, Company, upon being notified of such restraint, enjoinder, restriction or termination, shall promptly notify Customer, and the applicable Minimum Quarterly Commitment shall be reduced to the extent and for such period of time that such restraint, enjoinder, restriction or termination precludes Customer from satisfying its Minimum Quarterly Commitment during the Calendar Quarter.
Section 4.07    Partial Period Proration.
(a)    If the Effective Date is any Day other than the first Day of a Calendar Quarter, or if this Agreement is terminated on any Day other than the last Day of a Calendar Quarter, then any calculation determined with respect to any such Calendar Quarter will be prorated by a fraction, the numerator of which is the number of Days in that part of the Calendar Quarter beginning on the Effective Date or ending on the date of such termination, as the case may be, and the denominator of which is the total number of Days in the Calendar Quarter.
(b)    If the Effective Date is any Day other than the first Day of a Month, or if this Agreement is terminated on any Day other than the last Day of a Month, then any quantity based on a Monthly determination will be prorated by a fraction, the numerator of which is the number of Days in that part of the Month beginning on the Effective Date or ending on the date of such termination, as the case may be, and the denominator of which is the total number of Days in the Month.
Section 4.08    Maintenance; Outage. In the event of any planned or unplanned maintenance at or shutdown of the Terminal or any Company facilities affecting the Terminal (in either case, other than due to a Company Force Majeure) that in Company’s reasonable judgment, will affect Customer’s throughput of Products hereunder (an “Outage”), Company shall provide Customer with at least 45 Days’ advance notice of the Outage, if such Outage is a planned Outage, or as much advance notice of the Outage as reasonably possible under the circumstances, if the Outage is unplanned. Company shall not schedule a planned Outage without first consulting with Customer and providing Customer with relevant information about the nature, extent, cause and expected duration of the planned Outage. Company shall also use reasonable commercial efforts to accommodate any scheduling requests made by Customer in connection with any Outage. During any Outage, Company shall not be liable for any loss or damage resulting from or in connection with the Terminal downtime, other than due to Company’s gross negligence or willful misconduct. Any Outage shall be treated in the same manner as a Company Force Majeure in accordance with Section 17.02.

Article V.
Charges
Section 5.01    Terminal Charges. As compensation to Company for the services provided by it hereunder, Customer shall pay to Company the Terminal Charges as set forth in the Schedule.
Section 5.02    Recovery of Certain Costs.
(a)    If Company agrees to make any expenditures at Customer’s request, Customer will reimburse Company for such expenditures or, if the Parties agree, the Throughput Charges payable by Customer as set forth in the Schedule will be increased or additional Terminal Charges shall be added to the Schedule.
(b)    If during the Term, any new Law is enacted or promulgated or any existing Law or its interpretation is materially changed, and if such new or changed Law will have a material adverse economic impact upon a Party, then either Party, acting in good faith, shall have the option to request renegotiation of the relevant provisions of this Agreement and/or the affected Schedule(s) with respect to the Parties’ future performance. In such event, the Parties will meet and negotiate in good faith amendments to this Agreement and the affected Schedule(s) to conform this Agreement and the affected Schedule(s) to the new or changed Law while preserving the Parties’ economic, operational, commercial and competitive arrangements in accordance with the understandings set forth in this Agreement and the affected Schedule(s).
Article VI.
Monthly Statement and Payment
Section 6.01    Monthly Statement. Within 10 Days after the end of each Month, Company shall provide Customer with a statement (a “Monthly Statement”) for such preceding Month, which statement shall include, for each Product: the beginning inventory, receipts, withdrawals, ending inventory, storage variation adjustment, number of Barrels of Products additized (if any), volume losses (if calculated hereunder) and the Terminal Charges due to Company (after application of any Quarterly Surplus Volume credit to which Customer may be entitled pursuant to the Schedule). If requested by Customer, Company shall provide Customer with copies of individual tank gauge reports, Vessel gauge report, pipeline meter tickets, or truck unloading rack meter tickets for receipts and withdrawals at the Terminal for such Month, if available. Each Monthly Statement immediately following the last Month in each Calendar Quarter shall include a report that sets forth the amount of the Quarterly Deficiency Volume, if any, or Quarterly Surplus Volume, if any, and any Quarterly Deficiency Payment that may be due and payable by Customer.
Section 6.02    Payment. Payment of the amount(s) identified on each Monthly Statement shall be due, without setoff or discount 10 Business Days after such Monthly Statement is received. All payments shall be made to Company in immediately available funds to an account specified in writing by Company from time to time. Any bank charges incurred by Customer in remitting funds shall be borne by Customer. Acceptance by Company of any payment from Customer for any charge or service after termination or expiration of the Schedule shall not be deemed a renewal of the Schedule or a waiver by Company of any default by Customer under the Schedule or this Agreement.
Section 6.03    Interest. Any undisputed amount payable by Customer hereunder shall, if not paid when due, bear interest at the Interest Rate from the payment due date until, but excluding, the date payment is received by Company.
Section 6.04    Disputes. If Customer reasonably disputes any Monthly Statement, in whole or in part, Customer shall, within 10 Business Days after receipt of the Monthly Statement, notify Company in writing of the dispute and shall pay the undisputed portion pursuant to the terms of Section 6.02. The Parties agree to promptly and in good faith negotiate a resolution to any such dispute. In the event the Parties are unable to resolve such dispute, either Party may pursue any remedy available at law or in equity to enforce its rights hereunder. In the event that it is determined or agreed that Customer must or will pay the disputed amount then Customer shall pay interest at the Interest Rate from and including the original payment due date until, but excluding, the date the disputed amount is received by Company. If Customer fails to notify Company of any dispute with respect to a Monthly Statement within 10 Business Days of receipt of such Monthly Statement, such Monthly Statement shall be deemed final and binding, absent fraud.
Section 6.05    Audit. Company will retain its books and records related to the charges to Customer for services provided under this Agreement and the Schedule for a period of two years from the date the services are rendered. Customer may audit such books and records at Company’s offices where such books and records are stored upon not less than 15 Days’ prior written notice. Any such audit will be at Customer’s expense and will take place during Company’s business hours.
Article VII.
Storage of Products
Section 7.01    Commingled Storage. Except as otherwise specifically provided herein or in the Schedule, Company is not required to store Customer’s Products in dedicated storage. Each Product may be stored in commingled storage with third-party Product; provided, however, that any third-party Product commingled with a Customer Product shall meet or exceed the Specifications.
Section 7.02    Tank Bottoms and Line Fill. If Customer’s Product is placed in commingled storage, then Customer will provide a pro rata share of the tank bottoms (including, if applicable the amount of Product required for a floating roof to remain continuously afloat) and a pro rata share of line fill for Product at the Terminal. Customer’s pro rata share will be determined by Company and is subject to change. If Customer’s Product is placed in segregated storage, then Customer will be responsible for providing tank bottoms (including, if applicable, the amount of Product required for a floating roof to remain continuously afloat) and line fill for Product at the Terminal.
Section 7.03    Negative Inventory. Customer shall not withdraw from the Terminal a greater volume of any Product than it has in inventory at the Terminal on the date of withdrawal.
Article VIII.
Operating Hours; Terminal Access

Section 8.01    Operating Hours. Subject to Outages, Product quality issues or other operational issues, Company shall operate or cause to be operated the Terminal 24 hours per Day, 7 Days per week.
Section 8.02    Terminal Access. As a condition to being granted access to the Terminal, Customer shall require all contractors, carriers and customers designated by it to deliver, receive, sample or inspect Customer’s Products at such Terminal, or to provide any other service for Customer, to sign and comply with the Terminal access agreement in such form as Company may reasonably specify from time to time. Further, Customer shall cause all such designated contractors, carriers and customers to comply with all applicable Terminal rules and regulations (“Terminal Rules”), provided that any such Terminal Rules (i) shall be uniformly applied to all of Company’s customers at the Terminal and (ii) unless required by Law, shall not materially and adversely affect Customer’s rights and obligations under this Agreement. Company shall make copies of such Terminal Rules available to Customer and its designated contractors, carriers and customers at the Terminal. Company reserves the right, from time to time, to change, amend or modify the Terminal Rules, provided that (i) Company provides Customer with written notice of any such change, amendment or modification, which notice may be by posting a copy at the Terminal, (ii) any such changes, amendments or modifications shall be uniformly applied to all of Company’s customers at the Terminal and (iii) unless required by Law, any such changes, amendments or modifications shall not materially and adversely affect Customer’s rights and obligations under this Agreement. Any such changes, amendments or modifications shall become binding upon Customer 10 Days following the posting of a copy at the affected Terminals or the receipt by Customer of a copy, whichever occurs sooner.
Article IX.
Deliveries, Receipts and Withdrawals
Section 9.01    Delivery and Receipt. Customer will deliver Product to and receive Product from the Terminal by the method(s) stated in the Schedule.
(a)    Truck and Railway. If the Schedule allows Customer to deliver, or cause to be delivered, Product to or receive Product, or cause Product to be received, from the Terminal by truck or Railway, the procedures in this Section 9.01(a) will apply. Company will receive Products by truck and Railway during Normal Business Hours and at such times as may be required by Customer in accordance with the agreed-upon scheduling. If the Terminal is equipped with an automated loading Truck Rack, Company will redeliver Product to Customer 24 hours per day, seven days per week. If the Terminal is not equipped with an automated loading Truck Rack, Company will redeliver Product to Customer during Normal Business Hours.
(b)    Pipeline. If the Schedule allows Customer to deliver, or cause to be delivered, Product to or receive Product, or cause Product to be received, from the Terminal by Pipeline, the procedures in this Section 9.01(b) will apply. Company will receive and redeliver Product by Pipeline 24 hours per day, 7 days per week in accordance with the agreed-upon scheduling.
(c)    Vessel. If the Schedule allows Customer to deliver, or cause to be delivered, Product to or receive Product, or cause Product to be received, from the Terminal by Vessel, the procedures in this Section 9.01(c) will apply. Company will receive and redeliver Product by Vessel 24 hours per day, seven days per week in accordance with the agreed-upon scheduling. Customer will arrange with Company for the delivery of Product to one or more Vessels nominated by Customer which have been vetted and otherwise approved in advance by Company in accordance with the Terminal Rules. Subject to the nominating and scheduling procedures in the Terminal Rules, Vessels will be loaded on a first come, first served basis within accepted and confirmed loading windows. Company will not be responsible for the payment of any demurrage or costs incurred by Customer or its carrier for any delay in delivery of Product, except to the extent caused by the gross negligence or willful misconduct of Company. The procedures set forth in the Terminal Rules will apply to the loading and unloading and receipt and redelivery of all Product by Vessel at the Terminal.
Section 9.02    Redelivery of Products. Customer shall provide any documentation reasonably required by Company to authorize withdrawals by or on behalf of Customer from the Terminal. Upon redelivery of Products to Customer or its designated carrier or customer, Company shall have no further responsibility for any Claims that arise after redelivery out of Customer’s possession or use of such Products.
Article X.
Title; Custody
Section 10.01    Title. Title to all of Customer’s Products received, stored, handled and loaded out by Company at the Terminal shall remain at all times in Customer’s name.
Section 10.02    Custody.
(a)    Custody of all Products received by Company at the Terminal via (i) truck or Railway shall pass to Company when such Products pass the last permanent flange connection between the delivering truck’s or railcar’s unloading assembly and the receiving pipeline at the Terminal; (ii) a connecting third-party Pipeline shall pass to Company when such Products pass the flange connection between the delivering pipeline and the intake manifold of the Terminal; and (iii) Vessel shall pass to Company when such Products pass the off-loading arm flange connection between the Vessel and the Terminal’s receiving pipeline.
(b)    Custody of all Products withdrawn and delivered to Customer or its customers from the Terminal via: (i) truck or Railway shall pass back to Customer or its customer when such Products pass the connection between the Terminal’s loading arm and the receiving truck or railcar; (ii) a connecting third-party Pipeline shall pass back to Customer when such Products pass the discharge flange connection between the discharge manifold of the Terminal and the receiving third-party Pipeline; and (iii) Vessel shall pass back to Customer when such Products pass the connection between the Terminal’s discharge pipeline and the Vessel’s loading arm.
Article XI.
Product Quality
Section 11.01    Product Specifications. Customer will deliver to the Terminal only Products of the type specified in the Schedule and that otherwise complies with the Specifications and any specifications imposed by Law. Customer agrees not to deliver or cause to be delivered to the Terminal any Non-Conforming Product.
Section 11.02    Verification by Company. Company may from time to time sample and test (or cause to be sampled and tested) by an IIC analysis any Product tendered into commingled storage for Customer’s account hereunder in order to verify that such Product so tendered meets the Specifications. Testing conducted by or on behalf of Company will be done in accordance with then-current ASTM procedures. Company shall provide Customer with a copy of each such analysis. All costs for each such verification analysis shall be borne by Company, unless (i) the testing was requested by or consented to in writing by Customer or (ii) the analysis reveals that Customer has delivered Products to the Terminal that do not comply with Specifications.
Section 11.03    Sampling by Customer. Customer may, at its sole cost and expense, sample and test, or cause to be sampled and tested, by an IIC analysis its Products in storage at the Terminal to satisfy itself that the minimum Product specifications are maintained. Testing conducted by or on behalf of Customer will be done in accordance with then-current ASTM procedures. If any such sample indicates the presence of any Product that does not meet Specifications for such Product in effect on the date of such sample, Customer shall immediately notify Company by telephone and Customer shall confirm such notification in writing by telecopy Notice. If Customer does not so notify Company, Company’s Product sample analysis shall be deemed to be conclusive and binding upon both Parties, absent fraud.
Section 11.04    Non-Conforming Products. Customer shall be liable for all reasonable costs and losses in curing, removing, or recovering any Non-Conforming Products, except to the extent that such Non-Conforming Products fail to meet the Specifications due to the negligence or willful misconduct of Company. After such consultation with Customer as may be practical under the circumstances, but otherwise at Company’s sole discretion, Company may attempt to blend the Non-Conforming Products, remove and dispose of the Non-Conforming Products, or, if necessary, recover any Non-Conforming Products from field locations and, except to the extent that such Non-Conforming Products fail to meet the Specifications due to the negligence or willful misconduct of Company, Customer shall reimburse Company for all reasonable costs associated therewith. Except to the extent that such Non-Conforming Products fail to meet the Specifications due to the negligence or willful misconduct of Company, if Customer’s Non-Conforming Products cause any contamination, dilution or other damages to the petroleum products or other commodities of other customers of Company, Customer agrees to indemnify, defend and hold the Company Affiliated Parties harmless from and against any Claims incurred by, or charged against any of the Company Affiliated Parties, as a result of such event and shall be responsible for all costs and liabilities associated with or incurred as a result of such event.
Article XII.
Volume Determinations
Section 12.01    Measurement. Measurements, volume corrections, equipment procedures, calculations and practices used for custody transfer determinations shall conform to the most current API Manual of Petroleum Measurement Standards (“MPMS”). All equipment used for measurements (such as meters, temperature and pressure devices and gauge tapes) shall be calibrated at least quarterly, but more often if necessary. Customer shall have the right to review and receive copies of measurement and calibration records including maintenance, calibration or replacement of any device used to measure Customer’s Product.
Section 12.02    Volume Determination. All volume determinations shall be adjusted to a temperature of 60° Fahrenheit and 14.696 psia for liquids with equilibrium vapor pressure less than or equal to 14.696 psia and at the equilibrium vapor pressure for liquids with an equilibrium vapor pressure greater than to 14.696 psia pursuant to the most recent edition of the MPMS, Chapter 11 (according to whichever table is relevant to the Product being measured), or, if applicable, the most recent publication of the Renewable Fuel Standard Program under the Energy Policy Act of 2005 and the Energy Independence and Security Act of 2007. Volume determinations of Product received into and delivered from the Terminal shall be in accordance with the following:
(a)    Truck and Railcar. The quantity of Products received from or delivered to trucks or railcar, as applicable, will be determined using one of the following methods, in order of preference (i) by Truck Rack meter, if available, (ii) by scales, if available, (iii) by manually gauging the Terminal’s static tanks or (iv) by gauging the railcar.
(b)    Pipeline. The quantity of Products received from or delivered to a Pipeline will be determined using one of the following methods, in order of preference (i) by calibrated custody transfer grade meter, or if a custody transfer grade meter is not available, by calibrated meter, if available, (ii) by manually gauging the Terminal’s static tanks or (iii) as otherwise set forth in the Schedule.
(c)    Vessel. All Products received from or delivered to Vessels will be determined by an IIC using the measurement methods below and will be the basis for preparing relevant shipping documents except in cases of fraud or manifest error. In the absence of an IIC, Company’s measurements will be final and binding except in cases of fraud or manifest error. The volumes received from or delivered to Vessels shall be determined by one of the following measurement methods in the following order of preference:
(i)    custody transfer grade meter(s);
(ii)    shore tank(s) measurements (static tank), as determined by the IIC;
(iii)    in the event of an active (versus static) shore tank during any part of the transfer, or if the IIC determines shore quantities to be inaccurate or not representative of the cargo transferred, quantity shall be based on the volumes as determined from measurements of the Vessel before and after the transfer with application of a vessel experience factor, if determined valid and applicable by the IIC; or
(iv)    in the event the IIC determines that the above custody transfer measurement points are inaccurate or not representative of the volume(s) of cargo transferred, the Parties agree to negotiate in good faith to agree upon a new basis for custody transfer volumes.

(d)    A Customer representative may witness testing, calibration of equipment, meter reading, and gauging of Products at the Terminal, at Customer’s expense. In the absence of a Customer representative, Company’s measurements shall be deemed to be accurate, absent fraud.
(e)    The scheduling and costs related to volume determinations made by an IIC will be arranged and paid for by Customer.
Article XIII.
Volume Losses
Section 13.01    Volume Losses. Company shall have no liability whatsoever to Customer for any loss of, damage to or downgrading of Customer’s Product, unless and to the extent such loss or damage results from Company’s gross negligence or willful misconduct. In no event shall Company be liable for more than the replacement of lost or damaged Product or, at its option, payment of the replacement cost of any lost or damaged Product. Notwithstanding the foregoing, in the event the Terminal becomes equipped to measure volume gains and losses through the installation of custody transfer meters and Company begins to accept third-party Products for storage and handling at and redelivery from the Terminal, Company shall establish an appropriate loss allowance and allocate gains and losses among Customer and the third party customers in accordance with standard industry practices.
Section 13.02    Pass-Through of Volume Losses or Gains. To the extent Company is required to make any payments to or is due any amounts from the operator of the Terminal with respect to any volume losses or gains, as applicable, with respect to any of Customer’s Products, such amounts shall be passed through to Customer, and each of Customer and Company shall be required to remit to the other Party any such amounts due to or received from the operator of the Terminal, as applicable, in respect of such volume losses or gains.
Article XIV.
Insurance
Section 14.01    Insurance. Insurance for Customer’s Products, if any, that may be desired by Customer, shall be carried by Customer at Customer’s expense. Should Customer elect to carry insurance, then without prejudice to Customer’s rights to directly assert self insured claims for losses, each policy of insurance shall be endorsed to provide a waiver of subrogation rights against Company and the Partnership and their respective Affiliates to the extent of the liabilities and obligations assumed by Customer under this Agreement. Notwithstanding anything in Section 13.01 to the contrary, Company shall not be liable to Customer for Product losses or shortages for which Customer is compensated by its third party insurer.
Article XV.
Taxes
Section 15.01    Taxes. Customer shall be responsible for and shall pay all sales Taxes and similar Taxes on goods and services provided hereunder and any other Taxes now or hereafter imposed by any Governmental Authority in respect of or measured by Products handled or stored hereunder or the manufacture, storage, delivery, receipt, exchange or inspection thereof, and Customer agrees to promptly reimburse Company for any such Taxes Company is legally required to pay, upon receipt of invoice therefor. Each Party is responsible for all Taxes in respect of its own real and personal property.
Article XVI.
Health, Safety and Environment
Section 16.01    Spills; Environmental Pollution.
(a)    In the event of any Product spill or other environmentally polluting discharge caused by Company’s operation of the Terminal, any clean-up resulting from any such spill or discharge and any liability resulting from such spill or discharge, shall be the responsibility of Company, except to the extent such spill or discharge is caused by Customer or a third party receiving Products on Customer's behalf, at its request or for its benefit.
(b)    In the event and to the extent of any Product spill or other environmentally polluting discharge caused by Customer or in connection with Customer or a third party receiving Products on Customer’s behalf, at its request or for its benefit, Company is authorized to commence containment or clean-up operations as deemed appropriate or necessary by Company or as required by any Governmental Authority, and Company shall notify Customer of such operations as soon as reasonably practicable. All liability and reasonable costs of containment or clean-up shall be borne by Customer except that, in the event a spill or discharge is caused by the joint negligence of both Company and Customer or a third party receiving Products on Customer’s behalf, at its request or for its benefit, liability and costs of containment or clean-up shall be borne jointly by Company and Customer in proportion to each Party’s respective negligence.
(c)    For purposes of this Section 16.01, the negligence of a third party receiving Products on Customer’s behalf, at its request or for its benefit, shall be attributed to Customer.
(d)    The Parties shall cooperate for the purpose of obtaining reimbursement if a third party is legally responsible for costs or expenses initially borne by Company or Customer.
Section 16.02    Inspection. During Normal Business Hours and upon prior Notice to Company, Customer may: (a) inspect the Terminal, including health, safety, and environmental audits by inspector(s) chosen by Customer; (b) make physical checks of Products in storage at the Terminal, (c) audit Company’s health, safety, environmental, and operational records relating to the performance of this Agreement and otherwise observe such performance, and (d) subject to the provisions of Section 8.02, enter upon the Terminal property for any of the foregoing purposes. For clarity, none of the rights identified in this Section 16.02 shall be exercised by Customer in such manner as to substantially interfere with or diminish Company’s complete control and responsibility for the operation of the Terminal.
Section 16.03    Incident Notification. Each Party undertakes to notify the other Party as soon as reasonably practical, but in no event more than 24 hours, after becoming aware of any accident, spill or incident involving the other Party’s employees, agents, contractors, sub-contractors or their equipment, or Customer’s Products at the Terminal and to provide reasonable assistance in investigating the circumstances of the accident, spill or incident. If any accident, spill or incident involving Customer’s Products requires a report to be submitted to a Governmental Authority, Company shall notify such Governmental Authority as soon as reasonably practical in compliance with applicable Law. A copy of any such required report shall be delivered to Customer.
Section 16.04    Vessel Vetting. Customer shall have procedures in place to ensure that all Vessels accepted to call at the Dock meet minimum standards of safe operation as established by Company. Company shall advise Customer of specific requirements applicable to the Dock.
Article XVII.
Force Majeure
Section 17.01    Suspension During Force Majeure Events. Promptly upon the occurrence of a Force Majeure Event, a Party affected by a Force Majeure Event shall provide the other Party with written notice of the occurrence of such Force Majeure Event. If a Party is prevented from performing its obligations under this Agreement due to a Force Majeure Event, then, to the extent that it is affected by the Force Majeure Event, the obligations of the Parties hereto shall be addressed as set forth in Sections 17.02 and 17.03, during the continuance of such Party's inability to perform caused by the Force Majeure Event.
Section 17.02    Company Force Majeure. If a Force Majeure Event is declared by Company or to the extent the Force Majeure Event impacts the Terminal and Customer declares such Force Majeure Event (each a “Company Force Majeure”), each Party’s obligations (other than an obligation arising prior to the Company Force Majeure to pay any amounts due to the other Party) shall be temporarily suspended during the occurrence of, and for the entire duration of, the Company Force Majeure to the extent that such Company Force Majeure prevents either Party from performing its obligations under this Agreement and the Schedule. The Minimum Quarterly Commitment during the period of the Company Force Majeure shall be ratably reduced to reflect the suspension.
Section 17.03    Customer Force Majeure. If a Force Majeure Event, other than a Company Force Majeure, (a “Customer Force Majeure”) is declared by Customer thereby precluding Customer from performing its obligations under this Agreement and the Schedule, including a Customer Force Majeure impacting the Refinery that affects Customer’s performance under this Agreement and the Schedule, Customer’s obligations (other than Customer’s obligation arising prior to the Suspension Date to pay any amounts due to Company) shall be temporarily suspended beginning on the Suspension Date, and for the entire remaining duration of such Customer Force Majeure. The Minimum Quarterly Commitment during the period of the Customer Force Majeure following the Suspension Date shall be ratably reduced to reflect the suspension.
Section 17.04    Obligation to Remedy Force Majeure Events. A Party affected by a Force Majeure Event shall take commercially reasonable steps to remedy such situation so that it may resume the full performance of its obligations under this Agreement and the Schedule as soon as reasonably practicable.

Section 17.05    Strikes and Lockouts. The settlement of strikes, lockouts and other labor disturbances shall be entirely within the discretion of the affected Party and the requirement to remedy a Force Majeure event as soon as reasonably practicable shall not require the settlement of strikes or lockouts by acceding to the demands of an opposing Person when such course is reasonably inadvisable in the discretion of the Party having the difficulty.
Section 17.06    Action in Emergencies. Company may temporarily suspend performance of the services provided by Company to prevent injuries to persons, damage to property or harm to the environment.
Article XVIII.
Limitation of Liability
Section 18.01    Limitation of Liability. In no event shall any Party be liable to any other Party for any consequential, indirect, incidental, punitive, exemplary, special or similar damages or lost profits suffered, directly or indirectly, by any Party. Each Party shall be discharged from any and all liability with respect to services performed and any loss or damage Claims arising out of this Agreement or the Schedule unless suit or action is commenced within two years after the applicable cause of action arises.
Article XIX.
Termination; Non-Exclusive Remedies
Section 19.01    Default; Right to Terminate.
(a)    Should either Party default in the prompt performance and observance of any of the terms and conditions of this Agreement or a Schedule, and should such default continue for 15 Days or more after Notice thereof by the non-defaulting Party to the defaulting Party, or should either Party become insolvent, commence a case for liquidation or reorganization under the United States Bankruptcy Code (or become the involuntary subject of a case for liquidation or reorganization under the United States Bankruptcy Code, if such case is not dismissed within 30 Days), be placed in the hands of a state or federal receiver or make an assignment for the benefit of its creditors, then the other Party shall have the right, at its option, to terminate the Schedule (and this Agreement with respect to such Schedule) immediately upon delivery of Notice to the other Party.
(b)    In the event of a default by Customer under a Schedule, the amounts theretofore accrued with respect to such Schedule shall, at the option of Company, become immediately due and payable. In the event of default by Company under a Schedule, Customer shall have the right, at its option, to terminate such Schedule (and this Agreement with respect to such Schedule), provided that Customer shall have paid Company for the amounts that have accrued under such Schedule to the date of such termination. In no event shall a default under one Schedule be deemed to be a default under any other Schedule.
Section 19.02    Termination Following a Force Majeure Event. If a Force Majeure Event prevents Company or Customer from performing its respective obligations under the Schedule for a period of more than 12 consecutive Months, the Schedule, or to the extent the Force Majeure Event only affects a portion of the obligations under the Schedule, the portion of those obligations so affected, may be terminated by either Party at any time after the expiration of such 12-Month period upon at least 30 Days’ Notice to the other Party.
Section 19.03    Non-Exclusive Remedies. Except as otherwise provided in this Agreement or the Schedule, the remedies of Company and Customer provided in this Agreement shall not be exclusive, but shall be cumulative and shall be in addition to all other remedies in favor of Company or Customer at law or in equity.
Article XX.
Public Use
Section 20.01    Public Use. This Agreement is made as an accommodation to Customer. In no event shall Company’s services hereunder be deemed to be those of a public utility or a common carrier. If any action is taken or threatened by any Governmental Authority to declare Company’s services hereunder to be those of a public utility or a common carrier, then, in such event, at the option of Company and upon Customer’s receipt of Company’s Notice, Company may restructure and amend this Agreement or the Schedule, as necessary or terminate the Schedule on the effective date of such action as to the affected Terminal or services.
Article XXI.
Notices
Section 21.01    Notices. All notices or requests or consents provided for by, or permitted to be given pursuant to, this Agreement or a Schedule must be in writing and must be given by e-mail or United States mail, addressed to the Person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by facsimile to such Party. Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by e-mail or facsimile shall be effective upon actual receipt if received during the recipient’s normal business hours or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. All notices to be sent to a Party pursuant to this Agreement or a Schedule shall be sent to or made at the address set forth below or at such other address as such Party may stipulate to the other Parties in the manner provided in this Section 21.01.
If to Customer:
[*]
One Valero Way
San Antonio, Texas 78249
Attn: [*]
Facsimile: [*]
E-mail: [*]
If to Company:

[*]
One Valero Way

San Antonio, Texas 78249
Attn: [*]
Facsimile: [*]
E-mail: [*]

Article XXII.
Miscellaneous
Section 22.01    Governing Law and Jurisdiction. This Agreement shall be subject to and governed by the laws of the State of Texas, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state. Any disputes arising out of this Agreement will be subject to the exclusive jurisdiction of the U.S. District Court located in Harris County, Texas if federal jurisdiction is available and to the courts of the State of Texas located in Harris County, Texas if federal jurisdiction is not available.
Section 22.02    Assignment.
(a)    Neither Party may assign its rights under this Agreement or any Schedule without prior written consent of the other Party except:
(i)    if Customer sells or otherwise transfers any Refinery, Customer may assign the Schedule(s) related to such Refinery, and the terms and conditions of this Agreement related to such Schedule(s) shall be novated into a new agreement between Company and the transferee of such Schedule(s) subject to the provisions of Section 22.02(b); and
(ii)    Company may make collateral assignments of this Agreement or any Schedule to secure financing;
provided, however, that in no event shall Customer be required to consent to Company’s assignment of this Agreement or any Schedule to any Person that is engaged in the business of refining and marketing petroleum products (or that directly or indirectly Controls or is Controlled by a Person that is engaged in the business of refining and marketing petroleum products) in any State where a Terminal covered by a Schedule is located.
(b)    Upon an assignment or partial assignment of this Agreement or a Schedule by either Party, the assigned rights and obligations shall be novated into a new agreement with the assignee, and such assignee shall be responsible for the performance of the assigned obligations unless the non-assigning Party has reasonably determined that the assignee is not financially or operationally capable of performing such assigned obligations, in which case the assignor shall remain responsible for the performance of such assigned obligations.
Section 22.03    Partnership Change in Control. Customer’s obligations hereunder shall not terminate in connection with a Partnership Change in Control. Company shall provide Customer with Notice of any Partnership Change in Control at least 60 Days prior to the effective date thereof.

Section 22.04    No Third-Party Rights. Except as expressly provided, nothing in this Agreement or any Schedule is intended to confer any rights, benefits or obligations to any Person other than the Parties and their respective successors and assigns.
Section 22.05    Compliance with Laws. Each Party shall at all times comply with all Laws with respect to the use of the Terminal and in the performance of this Agreement or any Schedule.
Section 22.06    Severability. If any provision of this Agreement or any Schedule or the application thereof shall be found by any arbitral panel or court of competent jurisdiction to be invalid, illegal or unenforceable to any extent and for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties. In any event, the remainder of this Agreement or such Schedule and the application of such remainder shall not be affected thereby and shall be enforced to the greatest extent permitted by Law.
Section 22.07    Non-Waiver. The failure of either Party to enforce any provision, condition, covenant or requirement of this Agreement or any Schedule at any time shall not be construed to be a waiver of such provision, condition, covenant or requirement unless the other Parties are so notified by such Party in writing. Any waiver by a Party of a default by any other Party in the performance of any provision, condition, covenant or requirement contained in this Agreement or any Schedule shall not be deemed to be a waiver of such provision, condition, covenant or requirement, nor shall any such waiver in any manner release such other Party from the performance of any other provision, condition, covenant or requirement.
Section 22.08    Entire Agreement. This Agreement and the Schedule, together with all exhibits attached hereto and thereto, constitute the entire agreement between the Parties relating to its subject matter contemplated by this Agreement and the Schedule and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, between the Parties relating to the subject matter hereof and thereof, and there are no warranties, representations or other agreements between the Parties in connection with the subject matter hereof and thereof except as specifically set forth in, or contemplated by, this Agreement or the Schedule.
Section 22.09    Amendments. This Agreement shall not be modified or amended, in whole or in part, except by a written amendment signed by both Parties. No amendment to a Schedule will be effective unless made in writing and signed by both Parties.
Section 22.10    Survival. Any indemnification granted hereunder by one Party to the other Party shall survive the expiration or termination of all or any part of this Agreement.
Section 22.11    Counterparts; Multiple Originals. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on each of the Parties. Each of the Parties may sign any number of copies of this Agreement. Each signed copy shall be deemed to be an original, but all of them together shall represent one and the same agreement.

Section 22.12    Exhibits. The exhibits identified in this Agreement are incorporated in this Agreement and constitute a part of this Agreement. If there is any conflict between this Agreement and any exhibit, the provisions of the exhibit shall control.
Section 22.13    Headings; Subheadings. The headings and subheadings of this Agreement have been inserted only for convenience to facilitate reference and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.
Section 22.14    Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Agreement.
Section 22.15    Business Practices. Company shall use its best efforts to make certain that all billings, reports, and financial settlements rendered to or made with Customer pursuant to this Agreement or any Schedule, or any revision of or amendments to this Agreement or any Schedule, will properly reflect the facts about all activities and transactions handled by authority of this Agreement and the Schedule and that the information shown on such billings, reports and settlement documents may be relied upon by Customer as being complete and accurate in any further recording and reporting made by Customer for whatever purposes. Company shall notify Customer if Company discovers any errors in such billings, reports, or settlement documents.
[Signature page follows.]

IN WITNESS WHEREOF, the Parties have signed this Agreement as of the Effective Date.

COMPANY:

VALERO PARTNERS OPERATING CO. LLC

By:
Name:
Title:

CUSTOMER:

VALERO MARKETING AND SUPPLY COMPANY

By:
Name:
Title:

Signature Page to Master Terminal Services Agreement

TERMINAL SERVICES SCHEDULE
(El Paso Terminal)

This Terminal Services Schedule (this “Schedule”) is entered into on the ____ day of __________________, 2013 (the “Effective Date”) by and between VALERO PARTNERS OPERATING CO. LLC, a Delaware limited liability company (“Company”), and VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“Customer”), pursuant to the Master Terminal Services Agreement (the “Agreement”) between Company and Customer dated [December ____, 2013]. Except as set forth herein, the terms and conditions of the Agreement are incorporated by reference into this Schedule. Unless otherwise defined in this Schedule, the defined terms in this Schedule will have the same meaning used in the Agreement.

1.    Term. This Schedule shall have a primary term commencing on the Effective Date and ending 10 years from the Effective Date (the “Initial Term”), and may be renewed by Customer, at Customer’s sole option, for one successive 5 year renewal term (a “Renewal Term”), upon at least 180 Days’ written Notice from Customer to Company prior to the end of the Initial Term. The Initial Term and Renewal Term, if any, shall be referred to in this Schedule as the “Term”.
2.    Terminal. The terminal services contemplated by this Schedule will be performed at Company’s El Paso Terminal located at 4200 JC Verimontes, El Paso, TX 79938 (the “Terminal”).
3.    Refinery. The Terminal supports Customer’s Affiliate’s McKee Refinery located in Sunray, Texas (the “Refinery”).
4.    Product. The products to be handled and stored under this Schedule (each a “Product”, and collectively the “Products”) and the mode of receipt at the Terminal and mode of delivery from the Terminal consist of:

	Mode of	Mode of
Product	Receipt	Delivery
Regular unleaded gasoline	Pipeline	Truck and SFPP Pipeline Connection*
Tucson CBOB gasoline	Pipeline	Truck and SFPP Pipeline Connection
PBOB	Pipeline	Truck and SFPP Pipeline Connection
Phoenix CBG unleaded gasoline	Rack Blend	Truck and SFPP Pipeline Connection
Phoenix CBG premium unleaded gasoline	Rack Blend	Truck and SFPP Pipeline Connection
CBOB	Pipeline	Truck and SFPP Pipeline Connection
ULSD	Pipeline	Truck and SFPP Pipeline Connection
Ethanol	Truck	Truck

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*The SFPP Pipeline Connection shall mean the 16” petroleum products pipeline and the 8” petroleum products pipeline each extending approximately 6 miles from the Terminal to a connection with a pipeline system owned and operated by SFPP, LP, an affiliate of Kinder Morgan.
5.    Specifications. Customer will ensure that all of Customer’s Product delivered to the Terminal under the terms of this Schedule meets the applicable specifications for each product on the El Paso Pipeline that runs between the Refinery and the Terminal, as the same may be amended, modified or supplemented from time to time (the “Specifications”). Ethanol delivered to the Terminal by or on behalf of Customer shall meet the applicable specifications listed in the latest version of ASTM D4806.
6.    Throughput Charges. For each Month during the Term, Customer agrees to pay Company the following throughput charges (collectively, the “Throughput Charges”):
(a)    Truck Rack Throughput Charge. Customer will pay Company $0.301 per Barrel of Product delivered across the Truck Rack for or on behalf of Customer (“Truck Rack Throughput Charge”).
(b)    SFPP Pipeline Connection Throughput Charge. Customer will pay Company $0.301 per Barrel of Product delivered to the SFPP Pipeline Connection for Customer or on behalf of Customer (“Pipeline Throughput Charge”).
7.    Minimum Throughput Commitments.
(a)    Truck Rack Commitment. For each Calendar Quarter during the Initial Term, Customer shall tender or cause to be tendered an average of at least 8,500 Barrels per Day of Product to the Terminal for storage and handling and redelivery at the Truck Rack, in approximately ratable quantities (such average, the “Minimum Quarterly Truck Rack Commitment”) and Company shall accept, store and redeliver such Product in accordance with the terms of this Schedule. Except as expressly provided in the Agreement in connection with an Outage, a Company Force Majeure or a Customer Force Majeure, if during any Calendar Quarter, Customer fails to satisfy its Minimum Quarterly Truck Rack Commitment during such Calendar Quarter during the Initial Term, then Customer will pay Company a deficiency payment (each, a “Truck Rack Deficiency Payment”) in an amount equal to the volume of the deficiency (the “Truck Rack Deficiency Volume”) multiplied by the Truck Rack Throughput Charge. Customer shall pay the amount of such Truck Rack Deficiency Payment along with any Truck Rack Throughput Charge. The dollar amount of any Truck Rack Deficiency Payment paid by Customer may be applied as a credit against any amounts incurred by Customer and owed to Company with respect to volumes of Product delivered across the Truck Rack in excess of Customer’s Minimum Quarterly Truck Rack Commitment (or, if this Schedule expires or is terminated, to volumes delivered across the Truck Rack in excess of the applicable Minimum Quarterly Truck Rack Commitment in effect as of the date of such expiration or termination) (such excess volume in any Calendar Quarter during the Initial Term is referred to as the “Truck Rack Surplus Volume”) during any of the succeeding four Calendar Quarters, after which time any unused credits will expire. This Section 7(a) shall survive the expiration or termination of this Schedule, if necessary for the

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application of any Truck Rack Deficiency Payment against any Truck Rack Surplus Volume as set forth herein. During the Term, Company shall provide throughput capacity at the Truck Rack, to Customer in excess of the Minimum Quarterly Truck Rack Commitment on an “as available” basis, and any use of such excess capacity shall be subject to the Truck Rack Throughput Charge.
(b)    Pipeline Commitment. For each Calendar Quarter during the Term, Customer shall tender an average of at least 27,880 Barrels per Day of Product to the Terminal for storage and handling and redelivery across the SFPP Pipeline Connection in approximately ratable quantities (such average, the “Minimum Quarterly Pipeline Commitment” and together with the Minimum Quarterly Truck Rack Commitment, the “Minimum Quarterly Commitment”) and Company shall accept, store and redeliver such Product in accordance with the terms of this Schedule. Except as expressly provided in the Agreement in connection with an Outage, a Company Force Majeure or a Customer Force Majeure, if during any Calendar Quarter, Customer fails to satisfy its Minimum Quarterly Pipeline Commitment during such Calendar Quarter, then Customer will pay Company a deficiency payment (each, a “Pipeline Deficiency Payment” and together with the Truck Rack Deficiency Payment, the “Quarterly Deficiency Payment”) in an amount equal to the volume of the deficiency (the “Pipeline Deficiency Volume” and together with the Truck Rack Deficiency Volume, the “Quarterly Deficiency Volume”) multiplied by the Pipeline Throughput Charge. Customer shall pay Company the amount of such Quarterly Deficiency Payment along with any Pipeline Throughput Charge payable hereunder. The dollar amount of any Pipeline Deficiency Payment paid by Customer may be applied as a credit against any amounts incurred by Customer and owed to Company with respect to volumes of Product delivered through the SFPP Pipeline Connection in excess of Customer’s Minimum Quarterly Pipeline Commitment (or, if this Schedule expires or is terminated, to volumes delivered through the SFPP Pipeline Connection in excess of the applicable Minimum Quarterly Pipeline Commitment in effect as of the date of such expiration or termination) (such excess volume in any Calendar Quarter during the Term is referred to as the “Pipeline Surplus Volume”, and together with the Truck Rack Surplus Volume, the “Quarterly Surplus Volume”) during any of the succeeding four Calendar Quarters, after which time any unused credits will expire. This Section 7(b) shall survive the expiration or termination of this Schedule, if necessary for the application of any Pipeline Deficiency Payment against any Pipeline Surplus Volume as set forth herein. During the Term, Company shall provide throughput capacity to the SFPP Pipeline Connection to Customer in excess of the Minimum Quarterly Pipeline Commitment on an “as available” basis, and any use of such excess capacity shall be subject to the Pipeline Throughput Charge.
8.    Other Charges.
(a)    Holdover Fee. If Customer does not remove its Product from the Terminal on or before the date this Schedule terminates, except to the extent any delay in removal is caused by Terminal Company, Customer will pay a holdover fee of $0.05 per Barrel of Product per day in addition to any Throughput Charges.

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(b)    Additization Fees.
(i)    Customer will pay Company $0.061 per Barrel of gasoline injected with generic gasoline additive.
(ii)    Customer will pay Company $0.072 per Barrel of ULSD injected with lubricity additive.
(iii)    Customer will pay Company $0.072 per Barrel of ULSD injected with red dye.
(c)    Blending Fees.
(i)    Customer will pay Company an ethanol blending fee of $0.071 per Barrel of gasoline blended with ethanol at a blend ratio of 10% ethanol. All Ethanol shall be provided by Customer. For ethanol blended with gasoline at a blend ratio higher than 10% the Parties will negotiate in good faith an alternative blending fee for the incremental ethanol in excess of 10%, taking into account the actual incremental cost of service for providing the higher blend ratio.
(d)    Sampling Fee. Customer will pay a $100 fee per sample for all samples drawn at Customer’s request excluding any composite samples taken on pipeline receipts to or pipeline deliveries from the Terminal.
(e)    Additive Equipment Fee. In the event Customer installs its own additive equipment at the Terminal, Customer shall pay Company an additive equipment fee based on Company’s cost to operate the additive equipment plus a reasonable return to Company for the operation of such equipment. Customer and Company shall agree on the additive equipment fee prior to the placement of any equipment at the Terminal.
9.    Escalation. On July 1, 2014, and on July 1st of each year thereafter while this Schedule is in effect, Company (i) shall adjust the Throughput Charges and (ii) may, in its discretion, adjust each of the Additization Fees and Blending Fees set forth in Section 8 hereof, which adjustments shall be effective as of July 1st of the year in which such election is made, by multiplying the Throughput Charges or such fee, as applicable, by an amount equal to a maximum of (a) 1.0 plus (b) a fraction, of which (i) the numerator is the positive change, if any, in the Consumer Price Index – All Urban Consumers (Series ID CUURA316SA0) (such index, the “CPI”) during the 12-Month period ending on March 31st of such year, as reported during the Month of April of such year, and (ii) the denominator is the CPI as of the first day of such 12-Month period, provided that if, with respect to any such 12-Month period, the CPI has decreased during such 12-Month period, Company may increase fees on the following July 1 pursuant to this Section only to the extent that the percentage change in the CPI since the most recent previous such increase in fees is greater than the aggregate amount of the cumulative decreases in the CPI during the intervening period or periods. Notwithstanding anything in the foregoing to the contrary, the first CPI adjustment on July 1, 2014 shall be based on 50% of the increase in the CPI.

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10.    Nominations. Except as otherwise provided in the Operating Agreement (as defined below), Customer shall furnish to Company, by the 20th Day of each Month preceding the Month of delivery (except for the first Month of the Term, which shall be on or before the 5th day of such Month), a delivery schedule that includes the estimated quantity of Products that Customer anticipates delivering to and receiving from the Terminal during the following Month.
11.    Liens. Customer hereby grants to Company a warehouseman’s lien on all of Customer’s Products in storage at the Terminal for any amounts payable by Customer to Company that have not been paid when due hereunder. If a warehouse receipt is required under Law for such a lien to arise, this Schedule will be deemed to be the warehouse receipt for all Products at the Terminal.
12.    Special Termination by Customer. If Customer or any of its Affiliates determines to completely or partially suspend refining operations at the Refinery for a period of at least 12 consecutive Months, the Parties will negotiate in good faith to agree upon a reduction of the Minimum Quarterly Commitment to reflect such suspension of operations. If the Parties are unable to agree to an appropriate reduction of the Minimum Quarterly Commitment, then after Customer or such Affiliates have made a public announcement of such suspension, Customer may provide written Notice to Company of its intent to terminate this Schedule and this Schedule will terminate 12 Months following the date such Notice is delivered to Company. In the event Customer or such Affiliates publicly announce, prior to the expiration of such 12-Month period, its intent to resume operations at the Refinery, then such Notice shall be deemed revoked and this Schedule shall continue in full force and effect as if such Notice had never been delivered.
13.    Effect of Customer Restructuring. If Customer or any of its Affiliates determines to restructure its respective supply, refining or sales operations at the Refinery in such a way as could reasonably be expected to materially and adversely affect the economics of Customer’s performance of its obligations under this Schedule, then the Parties will negotiate in good faith an alternative arrangement that is no worse economically for Company than the economic benefits to be received by Company under this Schedule, which may include the substitution of new commitments of Customer on other assets owned or to be acquired or constructed by Company.
14.    Additional Services. If Company performs additional services at Customer’s written request, or if Company, upon written notice to Customer, performs any additional services because Customer’s Product does not comply with the applicable Specifications, Customer will pay Company the cost of such services plus an administrative fee that is equal to 10% of such documented, invoiced costs.
15.    Third Party Operated Terminal. The Parties recognize that the Terminal is currently operated by a third party operator (the “Operator”) pursuant to an Agreement For The Operation and Maintenance of the El Paso Terminal dated March 2, 1998 by and between NuStar Logistics, LP (as successor-in-interest to Diamond Shamrock Refining and Marketing Company) and Company (as successor-in-interest to Phillips Petroleum Company) (as amended, the “Operating Agreement”) and the terms of this Schedule and the Agreement as it relates to the operation of the Terminal and the services to be provided by Company are intended to be consistent with the terms and services to be provided by the Operator pursuant to the Operating Agreement. Company shall not be liable to Customer for any Claims which may arise by reason of the failure of Company to

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keep, observe or perform any of its obligations under this Schedule or the Agreement if such obligation is in direct conflict with or violates the terms of the Operating Agreement.
16.    Contacts and Notices.
(a)    For Company. The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Company shall be in writing and delivered as set forth in the Agreement:

Operational:	[___]	Tel: (210) 345-[___]
Fax: (210) 345-[___]

Demurrage Department:	[___]	Tel: (210) 345-2782
Email: demurrage@valero.com

Invoice:	[___]	Tel: (210) 345-[___]
Fax: (210) 444-[___]
(b)    For Customer: The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Customer shall be in writing and delivered as set forth in the Agreement:

Operational:	[___]	Tel: (210) 345-[___]
Fax: (210) 345-[___]

Invoice:	[___]	Tel: (210) 345-[___]
Fax: (210) 444-[___]

6

IN WITNESS WHEREOF, the Parties hereto have caused this Schedule to be duly executed by their respective authorized officers.

Company:

VALERO PARTNERS OPERATING CO. LLC

By:    _________________________________
Name:    _________________________________
Title:    _________________________________

Customer:

VALERO MARKETING AND SUPPLY COMPANY

By:    _________________________________
Name:    _________________________________
Title:    _________________________________

7

TERMINAL SERVICES SCHEDULE
(Lucas Terminal)

This Terminal Services Schedule (this “Schedule”) is entered into on the ____ day of __________________, 2013 (the “Effective Date”) by and between VALERO PARTNERS OPERATING CO. LLC, a Delaware limited liability company (“Company”), and VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“Customer”), pursuant to the Master Terminal Services Agreement (the “Agreement”) between Company and Customer dated [December ____, 2013]. Except as set forth herein, the terms and conditions of the Agreement are incorporated by reference into this Schedule. Unless otherwise defined in this Schedule, the defined terms in this Schedule will have the same meaning used in the Agreement.

1.    Term. This Schedule shall have a primary term commencing on the Effective Date and ending 10 years from the Effective Date (the “Initial Term”), and may be renewed by Customer, at Customer’s sole option, for one successive 5 year renewal term (a “Renewal Term”), upon at least 180 Days’ written Notice from Customer to Company prior to the end of the Initial Term. The Initial Term and Renewal Term, if any, shall be referred to in this Schedule as the “Term”.
2.    Terminal. The terminal services contemplated by this Schedule will be performed at Company’s Lucas Terminal located in Port Arthur, Texas (the “Terminal”).
3.    Refinery. The Terminal supports Customer’s Affiliate’s Port Arthur refinery located in Port Arthur, Texas (the “Refinery”).
4.    Product. The product to be handled and stored under this Schedule is crude oil (the “Product”).
5.    Receipts and Deliveries.
(a)    Product will be received at the Terminal as follows:

(i)	by pipeline via a connection with Company’s 32” pipeline that extends 5.18 miles from Sunoco’s Nederland Terminal to the Terminal (the “Nederland Pipeline”);

(ii)
by pipeline via a connection with TransCanada’s Cushing MarketLink pipeline (the “MarketLink Pipeline”), which upon the completion of the Keystone XL Pipeline will also serve as the connection to the Keystone XL Pipeline (the “TransCanada Connection”);

(iii)	by pipeline via a connection to CHOPS;

(iv)	by pipeline via a connection to Oiltanking’s pipeline that runs between Oiltanking’s Beaumont, Texas terminal and the Terminal; and

(v)	by any other means to which the Parties agree in writing from time to time.

(b)    Product will be re-delivered from the Terminal as follows:

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(i)    by pipeline via a connection with Company’s 30” pipeline that extends 12.37 miles from the Terminal to the Refinery (the “Lucas Pipeline”); and
(ii)    any other means to which the Parties agree in writing from time to time.

6.    Specifications. Customer will ensure that all of Customer’s Product delivered to the Terminal under the terms of this Schedule meets the applicable specifications set forth for each Product on Exhibit A attached hereto and incorporated herein for all purposes, as the same may be amended, modified or supplemented from time to time (the “Specifications”), provided that (i) Company provides Customer with at least seven (7) days’ prior written notice of any such amendment, modification or supplement, (ii) the Product specifications and properties remain consistent with the pipeline system specifications for the applicable Pipeline(s) connected to the Terminal and (iii) the Product specifications and properties comply with any specifications imposed by Law. These Specifications are minimum specifications for the Terminal and do not supersede any published or otherwise required specification set forth by the delivering pipelines that may be more stringent for movements on those third party pipelines.
7.    Throughput Charges. For each Month during the Term, Customer agrees to pay Company the following throughput charges (collectively, the “Throughput Charges”):
(a)    Terminal Throughput Charge. Customer will pay (i) $0.243 per Barrel of Product delivered to the Terminal by or on behalf of Customer for the first 160,000 average Barrels per Day of Product so delivered during such Month; (ii) $0.071 per Barrel of Product delivered to the Terminal by or on behalf of Customer for volumes in excess of 160,000 average Barrels per Day of Product so delivered during such Month up to 200,000 average Barrels per Day of Product so delivered during such Month; and (iii) $0.06 per Barrel of Product delivered to the Terminal by or on behalf of Customer in excess of 200,000 average Barrels per Day of Product so delivered during such Month (the “Terminal Throughput Charge”), in each case subject to escalation pursuant to Section 10.
(b)    MarketLink Connection Charge. Customer will pay $0.05 per Barrel of Product delivered to the Terminal by or on behalf of Customer through the TransCanada Connection (“TransCanada Throughput Charge”), which TransCanada Throughput Charge shall be reduced to $0.015 per Barrel of Product delivered to the Terminal through the TransCanada Connection by or on behalf of Customer when the Keystone XL Pipeline commences commercial service for the transportation of crude oil from its origin point at or near Hardisty, Alberta to the Terminal, subject to escalation pursuant to Section 10.
8.    Minimum Throughput Commitments.
(a)    Throughput Commitment. For each Calendar Quarter during the Term, Customer shall tender or cause to be tendered an average of at least 150,000 Barrels per Day of Product to the Terminal (which shall include any Product delivered through the TransCanada Connection as set forth in Section 8(b) below) for storage and handling and redelivery to Customer in approximately ratable quantities (such average, the “Minimum Quarterly Terminal Commitment”) and Company shall accept, store and redeliver such Product in accordance with the terms of this Schedule. Except as expressly provided in the Agreement

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in connection with an Outage, a Company Force Majeure, or a Customer Force Majeure, if during any Calendar Quarter, Customer fails to satisfy its Minimum Quarterly Terminal Commitment during such Calendar Quarter, then Customer will pay Company a deficiency payment (each, a “Terminal Deficiency Payment”) in an amount equal to the volume of the deficiency (the “Terminal Deficiency Volume”) multiplied by the Terminal Throughput Charge. Customer shall pay Company the amount of such Terminal Deficiency Payment along with any Terminal Throughput Charge payable hereunder. The dollar amount of any Terminal Deficiency Payment paid by Customer may be applied as a credit against any amounts incurred by Customer and owed to Company with respect to volumes of Product delivered to the Terminal in excess of Customer’s Minimum Quarterly Terminal Commitment (or, if this Schedule expires or is terminated, to volumes delivered to the Terminal in excess of the applicable Minimum Quarterly Terminal Commitment in effect as of the date of such expiration or termination) (such excess volume in any Calendar Quarter during the Term is referred to as the “Terminal Surplus Volume”) during any of the succeeding four Calendar Quarters, after which time any unused credits will expire. This Section 8(a) shall survive the expiration or termination of this Schedule, if necessary for the application of any Terminal Deficiency Payment against any Terminal Surplus Volume as set forth herein. Company shall provide throughput capacity at the Terminal to Customer in excess of the Minimum Quarterly Terminal Commitment on an “as available” basis, and any use of such excess capacity shall be subject to the applicable Terminal Throughput Charge.
(b)    TransCanada Connection Commitment. During each Calendar Quarter beginning upon the commencement of commercial transportation services on the MarketLink Pipeline from Cushing, Oklahoma to the Terminal (i) until such time as the Keystone XL pipeline commences commercial service, Customer shall tender or cause to be tendered an average of at least 45,000 Barrels per Day of Product to the Terminal through the TransCanada Connection, and (ii) upon commencement of commercial service of the Keystone XL pipeline, Customer shall tender or cause to be tendered an average of at least 150,000 Barrels per Day of Product to the Terminal through the TransCanada Connection, in each case for storage and handling and redelivery to Customer in approximately ratable quantities (such average, the “Minimum Quarterly TransCanada Commitment” and together with the Minimum Quarterly Terminal Commitment, the “Minimum Quarterly Commitment”) and Company shall accept, store and redeliver such Product in accordance with the terms of this Schedule. Except as expressly provided in the Agreement for an Outage, Company Force Majeure or Customer Force Majeure, if during any Calendar Quarter, Customer fails to satisfy its Minimum Quarterly TransCanada Commitment during such Calendar Quarter, then Customer will pay Company a deficiency payment (each, a “TransCanada Deficiency Payment” and together with the Terminal Deficiency Payment, the “Quarterly Deficiency Payment”) in an amount equal to the volume of the deficiency (the “TransCanada Deficiency Volume” and together with the Terminal Deficiency Volume, the “Quarterly Deficiency Volume”) multiplied by the TransCanada Throughput Charge. Customer shall pay the amount of such Quarterly TransCanada Deficiency Payment along with any TransCanada Throughput Charge payable hereunder. The dollar amount of any TransCanada Deficiency Payment paid by Customer may be applied as a credit against any amounts

3

incurred by Customer and owed to Company with respect to volumes of Product delivered to the Terminal through the TransCanada Connection in excess of the Minimum Quarterly TransCanada Commitment (or, if this Schedule expires or is terminated, to volumes delivered to the Terminal in excess of the applicable Minimum Quarterly TransCanada Commitment in effect as of the date of such expiration or termination) (such excess volume during any Calendar Quarter is referred to as the “TransCanada Surplus Volume”, and together with the Terminal Surplus Volume, the “Quarterly Surplus Volume”) during any of the succeeding four Calendar Quarters, after which time any unused credits will expire. This Section 8(b) shall survive the expiration or termination of this Schedule, if necessary for the application of any TransCanada Deficiency Payment against any TransCanada Surplus Volume as set forth herein. Company shall provide throughput capacity at the Terminal from TransCanada Connection to Customer in excess of the Minimum Quarterly TransCanada Commitment on an “as available” basis, and any use of such excess capacity shall be subject to the TransCanada Throughput Charge.
9.    Other Charges.
(a)    Holdover Fee.    If Customer does not remove its Product from the Terminal on or before the date this Schedule terminates, except to the extent any delay in removal is caused by Company, Customer will pay a holdover fee of $0.05 per Barrel of Product per day in addition to any Throughput Charges.
(b)    Sampling Fee. Customer will pay a $100 fee per sample for all samples drawn at Customer’s request excluding any composite samples taken on pipeline receipts to or pipeline deliveries from the Terminal.
10.    Escalation. On July 1, 2014, and on July 1st of each year thereafter while this Schedule is in effect, Company (i) shall adjust the Throughput Charges and (ii) may, in its discretion, adjust each of the other charges set forth in Section 9, which adjustments shall be effective as of July 1st of the year in which such election is made, by multiplying the Throughput Charges or such fee, as applicable, by an amount equal to a maximum of (a) 1.0 plus (b) a fraction, of which (i) the numerator is the positive change, if any, in the Consumer Price Index – All Urban Consumers (Series ID CUURA318SA0) (such index, the “CPI”) during the 12-Month period ending March 31st of such year, as reported during the Month of April of such year and (ii) the denominator is the CPI as of the first day of such 12-Month period, provided that if, with respect to any such 12-Month period, the CPI has decreased during such 12-Month period, Company may increase fees on the following July 1 only to the extent that the percentage change in the CPI since the most recent previous such increase in fees is greater than the aggregate amount of the cumulative decreases in the CPI during the intervening period or periods. Notwithstanding anything to the contrary, the first CPI adjustment on July 1, 2014 shall be based on 50% of the increase in the CPI.
11.    Nominations. Customer shall furnish to Company, by the 20th Day of each Month preceding the Month of delivery (except for the first Month of the Term, which shall be on or before the 5th day of such Month), a delivery schedule that includes the estimated quantity of Products that Customer anticipates delivering to and receiving from the Terminal during the following Month.

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12.    Nederland Pipeline. As part of the terminalling services provided to Customer under this Schedule, Company agrees to provide transportation services on the Nederland Pipeline for the movement of Customer’s Product that meets the applicable Specifications hereunder from the Nederland Terminal to the Terminal. The transportation of Product on the Nederland Pipeline shall be in accordance with Company’s Local Pipeline Tariff FERC No. 46.4.0 to be filed with FERC to be effective on the Effective Date, in the form set forth in Exhibit A attached hereto, including all supplements and re-issues thereof, containing the rates, and incorporating the rules and regulations governing the transportation and handling of Product on the Nederland Pipeline.
13.    Liens. Customer hereby grants to Company a warehouseman’s lien on all of Customer’s Products in storage at the Terminal for any amounts payable by Customer to Company that have not been paid when due hereunder. If a warehouse receipt is required under Law for such a lien to arise, this Schedule will be deemed to be the warehouse receipt for all Products at the Terminal.
14.    Special Termination by Customer. If Customer or any of its Affiliates determines to completely or partially suspend refining operations at the Refinery for a period of at least 12 consecutive Months, the Parties will negotiate in good faith to agree upon a reduction of the Minimum Quarterly Commitment to reflect such suspension of operations. If the Parties are unable to agree to an appropriate reduction of the Minimum Quarterly Commitment, then after Customer or such Affiliate has made a public announcement of such suspension, Customer may provide written Notice to Company of its intent to terminate this Schedule and this Schedule will terminate 12 Months following the date such Notice is delivered to Company. In the event Customer or such Affiliate publicly announces, prior to the expiration of such 12-Month period, its intent to resume operations at the Refinery, then such Notice shall be deemed revoked and this Schedule shall continue in full force and effect as if such Notice had never been delivered.
15.    Effect of Customer Restructuring. If Customer or any of its Affiliates determines to restructure its respective supply, refining or sales operations at the Refinery in such a way as could reasonably be expected to materially and adversely affect the economics of Customer’s performance of its obligations under this Schedule, then the Parties will negotiate in good faith an alternative arrangement that is no worse economically for Company than the economic benefits to be received by Company under this Schedule, which may include the substitution of new commitments of Customer on other assets owned or to be acquired or constructed by Company.
16.    Additional Services. If Company performs additional services at Customer’s written request, or if Company, upon written notice to Customer, performs any additional services because Customer’s Product does not meet the applicable Specifications, Customer will pay Company the cost of such services plus an administrative fee that is equal to 10% of such documented, invoiced costs.
17.    Contacts and Notices.
(a)    For Company. The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Company shall be in writing and delivered as set forth in the Agreement:

5

Operational:	[___]	Tel: (210) 345-[___]
Fax: (210) 345-[___]

Demurrage Department:	[___]	Tel: (210) 345-2782
Email: demurrage@valero.com

Invoice:	[___]	Tel: (210) 345-[___]
Fax: (210) 444-[___]

(b)    For Customer: The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Customer shall be in writing and delivered as set forth in the Agreement:

Operational:	[___]	Tel: (210) 345-[___]
Fax: (210) 345-[___]

Invoice:	[___]	Tel: (210) 345-[___]
Fax: (210) 444-[___]

6

IN WITNESS WHEREOF, the Parties hereto have caused this Schedule to be duly executed by their respective authorized officers.

Company:

VALERO PARTNERS OPERATING CO. LLC

By:    _________________________________
Name:    _________________________________
Title:    _________________________________

Customer:

VALERO MARKETING AND SUPPLY COMPANY

By:    _________________________________
Name:    _________________________________
Title:    _________________________________

7

TERMINAL SERVICES SCHEDULE
(Memphis Refinery Truck Rack)

This Terminal Services Schedule (this “Schedule”) is entered into on the ____ day of __________________, 2013 (the “Effective Date”) by and between VALERO PARTNERS OPERATING CO. LLC, a Delaware limited liability company (“Company”), and VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“Customer”), pursuant to the Master Terminal Services Agreement (the “Agreement”) between Company and Customer dated [December ____, 2013]. Except as set forth herein, the terms and conditions of the Agreement are incorporated by reference into this Schedule. Unless otherwise defined in this Schedule, the defined terms in this Schedule will have the same meaning used in the Agreement.

1.    Term. This Schedule shall have a term commencing on the Effective Date and ending 10 years from the Effective Date (the “Term”).
2.    Terminal. The terminal services contemplated by this Schedule will be performed at Company’s Memphis Truck Rack Terminal located in Memphis, Tennessee (the “Terminal”).
3.    Refinery. The Terminal supports Customer’s Affiliate’s Memphis Refinery located in Memphis, Tennessee (the “Refinery”).
4.    Product. The products to be handled and stored under this Schedule (each a “Product”, and collectively the “Products”) and the mode of receipt at the Terminal and mode of delivery from the Terminal consist of:

	Mode of	Mode of
Product	Receipt	Delivery
CBOB	Pipeline	Truck
RBOB	Pipeline	Truck
PBOB/Premium	Pipeline	Truck
Conv. Gasoline	Pipeline	Truck
ULSD	Pipeline	Truck
Biodiesel – B99 or B100	Truck	Truck
Ethanol	Pipeline	Truck

5.    Specifications. Customer will ensure that all of Customer’s Product delivered to the Terminal under the terms of this Schedule meets the applicable specifications set forth for each Product on Exhibit A attached hereto and incorporated herein for all purposes, as the same may be amended, modified or supplemented from time to time (the “Specifications”), provided that (i) Company provides Customer with at least seven (7) days’ prior written notice of any such amendment, modification or supplement, (ii) the Product specifications and properties remain consistent with the pipeline system specifications for the applicable Pipeline connected to the Terminal and (iii) the Product specifications and properties comply with any specifications imposed by Law. These Specifications are minimum specifications for the Terminal and do not supersede

1

any published or otherwise required specification set forth by the delivering pipelines that may be more stringent for movements on those third party pipelines. Ethanol delivered to the Terminal by or on behalf of Customer shall meet all the specifications listed in the latest version of ASTM D4806.
6.    Throughput Charge. For each Month during the Term, Customer agrees to pay Company $0.252 per Barrel of Product delivered across the Truck Rack for or on behalf of Customer (“Throughput Charge”).
7.    Minimum Throughput Commitment. For each Calendar Quarter during the Term, Customer shall tender or cause to be tendered an average of at least 51,100 Barrels per Day of Product to the Terminal for handling and redelivery at the Truck Rack, in approximately ratable quantities (such average, the “Minimum Quarterly Commitment”) and Company shall accept, store and redeliver such Product in accordance with the terms of this Schedule. Except as expressly provided in the Agreement in connection with an Outage, a Company Force Majeure or a Customer Force Majeure, if during any Calendar Quarter, Customer fails to satisfy its Minimum Quarterly Commitment in such Calendar Quarter, then Customer will pay Company a deficiency payment (each, a “Quarterly Deficiency Payment”) in an amount equal to the volume of the deficiency (the “Quarterly Deficiency Volume”) multiplied by the Throughput Charge. Customer shall pay Company the amount of such Quarterly Deficiency Payment along with any Throughput Charge payable hereunder. The dollar amount of any Quarterly Deficiency Payment paid by Customer may be applied as a credit against any amounts incurred by Customer and owed to Company with respect to volumes of Product delivered across the Truck Rack in excess of Customer’s Minimum Quarterly Commitment (or, if this Schedule expires or is terminated, to volumes delivered to the Terminal in excess of the applicable Minimum Quarterly Commitment in effect as of the date of such expiration or termination) (such excess volume in any Calendar Quarter during the Term is referred to as the “Quarterly Surplus Volume”) during any of the succeeding four Calendar Quarters, after which time any unused credits will expire. This Section 7 shall survive the expiration or termination of this Schedule, if necessary for the application of any Quarterly Deficiency Payment against any Quarterly Surplus Volume as set forth herein. During the Term, Company shall provide throughput capacity at the Truck Rack to Customer in excess of the Minimum Quarterly Commitment on an “as available” basis, and any use of such excess capacity will be subject to the Throughput Charge.
8.    Other Charges.
(a)    Holdover Fee.    If Customer does not remove its Product from the Terminal on or before the date this Schedule terminates, except to the extent any delay in removal is caused by Company, Customer will pay a holdover fee of $0.05 per Barrel of Product per day in addition to any Throughput Charge.
(b)    Additization Fees.
(i)    Customer will pay Company $0.061 per Barrel of gasoline injected with generic gasoline additive.
(ii)    Customer will pay Company $0.061 per Barrel of gasoline injected with proprietary gasoline additive.

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(iii)    Customer will pay Company $0.072 per Barrel of ULSD injected with lubricity additive.
(iv)    Customer will pay Company $0.072 per Barrel of ULSD injected with red dye.
(c)    Blending Fees.
(i)    Customer will pay Company an ethanol blending fee of $ 0.113 per Barrel of gasoline blended with ethanol at a blend ratio of 10% ethanol. All Ethanol shall be provided by Customer. For ethanol blended with gasoline at a blend ratio higher than 10% the Parties will negotiate in good faith an alternative blending fee for the incremental ethanol in excess of 10%, taking into account the actual incremental cost of service for providing the higher blend ratio.
(ii)    Customer will pay Company a blending fee of $0.130 per Barrel of ULSD blended with B99 or B100 Biodiesel at a blend ratio of 5% Biodiesel. All Biodiesel shall be provided by Customer. For Biodiesel blended with ULSD at a blend ratio higher than 5% the Parties will negotiate in good faith an alternative blending fee for the incremental Biodiesel in excess of 5%, taking into account the actual incremental cost of service for providing the higher blend ratio.
(d)    Sampling Fee. Customer will pay a $100 fee per sample for all samples drawn at Customer’s request excluding any composite samples taken on pipeline receipts to or pipeline deliveries from the Terminal.
(e)    Additive Equipment Fee. In the event Customer installs its own additive equipment at the Terminal, Customer shall pay Company an additive equipment fee based on Company’s cost to operate the additive equipment plus a reasonable return to Company for the operation of such equipment. Customer and Company shall agree on the additive equipment fee prior to the placement of any equipment at the Terminal.
9.    Escalation. On July 1, 2014, and on July 1st of each year thereafter while this Schedule is in effect, Company (i) shall adjust the Throughput Charge and (ii) may, in its discretion, adjust each of the Additization Fees and Blending Fees set forth in Section 8, which adjustments shall be effective as of July 1st of the year in which such election is made, by multiplying the Throughput Charge or such fee, as applicable, by an amount equal to a maximum of (a) 1.0 plus (b) a fraction, of which (i) the numerator is the positive change, if any, in the Consumer Price Index – All Urban Consumers (Series ID CUURA209SA0) (such index, the “CPI”), during the 12-Month period ending on March 31st of such year, as reported during the Month of April of such year and (ii) the denominator is the CPI as of the first day of such 12-Month period, provided that if, with respect to any such 12-Month period, the CPI has decreased during such 12-Month period, Company may increase fees on the following July 1 only to the extent that the percentage change in the CPI since the most recent previous such increase in fees is greater than the aggregate amount of the cumulative decreases in the CPI during the intervening period or periods. Notwithstanding anything in the foregoing to the contrary, the first CPI adjustment on July 1, 2014 shall be based on 50% of the increase in the CPI.

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10.    Nominations. Customer shall furnish to Company, by the 20th Day of each Month preceding the Month of delivery (except for the first Month of the Term, which shall be on or before the 5th day of such Month), a delivery schedule that includes the estimated quantity of Products that Customer anticipates delivering to and receiving from the Terminal during the following Month.
11.    Flow and Pressure Requirements. During the Term of this Schedule, Customer agrees that all of its Products delivered to the Terminal from the Refinery will meet the applicable flow and pressure requirements of the Pipeline.
12.    Liens. Customer hereby grants to Company a warehouseman’s lien on all of Customer’s Products in storage at the Terminal for any amounts payable by Customer to Company that have not been paid when due hereunder. If a warehouse receipt is required under Law for such a lien to arise, this Schedule will be deemed to be the warehouse receipt for all Products at the Terminal.
13.    Special Termination by Customer. If Customer or any of its Affiliates determines to completely or partially suspend refining operations at the Refinery for a period of at least 12 consecutive Months, the Parties will negotiate in good faith to agree upon a reduction of the Minimum Quarterly Commitment to reflect such suspension of operations. If the Parties are unable to agree to an appropriate reduction of the Minimum Quarterly Commitment, then after Customer or such Affiliate has made a public announcement of such suspension, Customer may provide written Notice to Company of its intent to terminate this Schedule and this Schedule will terminate 12 Months following the date such Notice is delivered to Company. In the event Customer or such Affiliate publicly announces, prior to the expiration of such 12-Month period, its intent to resume operations at the Refinery, then such Notice shall be deemed revoked and this Schedule shall continue in full force and effect as if such Notice had never been delivered.
14.    Effect of Customer Restructuring. If Customer or any of its Affiliates determines to restructure its respective supply, refining or sales operations at the Refinery in such a way as could reasonably be expected to materially and adversely affect the economics of Customer’s performance of its obligations under this Schedule, then the Parties will negotiate in good faith an alternative arrangement that is no worse economically for Company than the economic benefits to be received by Company under this Schedule, which may include the substitution of new commitments of Customer on other assets owned or to be acquired or constructed by Company.
15.    Additional Services. If Company performs additional services at Customer’s written request, or if Company, upon written notice to Customer, performs any additional services because Customer’s Product does not comply with the applicable Specifications, Customer will pay Company the cost of such services plus an administrative fee that is equal to 10% of such documented, invoiced costs.
16.    Contacts and Notices.
(a)    For Company. The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Company shall be in writing and delivered as set forth in the Agreement:

4

Operational:	[___]	Tel: (210) 345-[___]
Fax: (210) 345-[___]

Demurrage Department:	[___]	Tel: (210) 345-2782
Email: demurrage@valero.com

Invoice:	[___]	Tel: (210) 345-[___]
Fax: (210) 444-[___]

(b)    For Customer: The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Customer shall be in writing and delivered as set forth in the Agreement:

Operational:	[___]	Tel: (210) 345-[___]
Fax: (210) 345-[___]

Invoice:	[___]	Tel: (210) 345-[___]
Fax: (210) 444-[___]

5

IN WITNESS WHEREOF, the Parties hereto have caused this Schedule to be duly executed by their respective authorized officers.

Company:

VALERO PARTNERS OPERATING CO. LLC

By:    _________________________________
Name:    _________________________________
Title:    _________________________________

Customer:

VALERO MARKETING AND SUPPLY COMPANY

By:    _________________________________
Name:    _________________________________
Title:    _________________________________

6

TERMINAL SERVICES SCHEDULE
(PAPS and El Vista Terminals)

This Terminal Services Schedule (this “Schedule”) is entered into on the ____ day of __________________, 2013 (the “Effective Date”) by and between VALERO PARTNERS OPERATING CO. LLC, a Delaware limited liability company (“Company”), and VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“Customer”), pursuant to the Master Terminal Services Agreement (the “Agreement”) between Company and Customer dated [December ____, 2013]. Except as set forth herein, the terms and conditions of the Agreement are incorporated by reference into this Schedule. Unless otherwise defined in this Schedule, the defined terms in this Schedule will have the same meaning used in the Agreement.

1.    Term. This Schedule shall have a primary term commencing on the Effective Date and ending 10 years from the Effective Date (the “Initial Term”), and may be renewed by Customer, at Customer’s sole option, for one successive 5 year renewal term (a “Renewal Term”), upon at least 180 Days’ written Notice from Customer to Company prior to the end of the Initial Term. The Initial Term and Renewal Term, if any, shall be referred to in this Schedule as the “Term”.
2.    Terminal. The terminal services contemplated by this Schedule will be performed at the following terminals (collectively the “Terminal”):
PAPS Terminal located at Port Arthur, Texas
El Vista Terminal located at Port Arthur, Texas

3.    Refinery. The Terminal supports Customer’s Affiliate’s Port Arthur refinery located in Port Arthur, Texas (the “Refinery”).
4.    Product. The products to be handled and stored under this Schedule (each a “Product”, and collectively the “Products”) and the mode of receipt at the Terminal and mode of delivery from the Terminal consist of:

	Mode of	Mode of
Product	Receipt	Delivery
CBOB	Pipeline	Pipeline
RBOB	Pipeline	Pipeline
PBOB/Premium	Pipeline	Pipeline
Conv. Gasoline	Pipeline	Pipeline
ULSD	Pipeline	Pipeline
Renewable Diesel	Pipeline	Pipeline
Jet	Pipeline	Pipeline
Kerosene	Pipeline	Pipeline
Renewable Diesel – R99 or R100	Pipeline	Pipeline

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5.    Specifications. Customer will ensure that all of Customer’s Product delivered to the Terminal under the terms of this Schedule meets the applicable Colonial Pipeline or Explorer Pipeline specifications, as the same may be amended, modified or supplemented from time to time (the “Specifications), provided that (i) Company provides Customer with at least seven (7) days’ prior written notice of any such amendment, modification or supplement, (ii) the Product specifications and properties remain consistent with the pipeline system specifications for the applicable Pipeline connected to the Terminal and (iii) the Product specifications and properties comply with any specifications imposed by Law. These Specifications are minimum specifications for the Terminal and do not supersede any published or otherwise required specification set forth by the delivering pipelines that may be more stringent for movements on those third party pipelines.
6.    Throughput Charge. For each Month during the Term, Customer agrees to pay Company (i) $0.3165 per Barrel of Product delivered to the Terminal by or on behalf of Customer for throughput volumes up to 100,000 average Barrels per Day of Product so delivered during such Month and (ii) $0.05 per Barrel of Product delivered to the Terminal by or on behalf of Customer on terminal throughput volumes in excess of 100,000 average Barrels per Day of Product so delivered during such Month (the “Throughput Charge”).
7.    Minimum Throughput Commitment. For each Calendar Quarter during the Term, Customer shall tender or cause to be tendered an average of at least 100,000 Barrels per Day of Product to the Terminal for storage and handling and redelivery to Customer in approximately ratable quantities (such average, the “Minimum Quarterly Commitment”) and Company shall accept, store and redeliver such Product in accordance with the terms of this Schedule. Except as expressly provided in the Agreement in connection with an Outage, a Company Force Majeure or a Customer Force Majeure, if during any Calendar Quarter, Customer fails to satisfy its Minimum Quarterly Commitment during such Calendar Quarter, then Customer will pay Company a deficiency payment (each, a “Quarterly Deficiency Payment”) in an amount equal to the volume of the deficiency (the “Quarterly Deficiency Volume”) multiplied by the Throughput Charge. Customer shall pay Company the amount of such Quarterly Deficiency Payment along with any Throughput Charge payable hereunder. The dollar amount of any Quarterly Deficiency Payment paid by Customer may be applied as a credit against any amounts incurred by Customer and owed to Company with respect to volumes of Product delivered to the Terminal in excess of Customer’s Minimum Quarterly Commitment (or, if this Schedule expires or is terminated, to volumes delivered to the terminal in excess of the applicable Minimum Quarterly Commitment in effect as of the date of such expiration or termination) (such excess volume in any Calendar Quarter during the Term is referred to as the “Quarterly Surplus Volume”) during any of the succeeding four Calendar Quarters, after which time any unused credits will expire. This Section 7 shall survive the expiration or termination of this Schedule, if necessary for the application of any Quarterly Deficiency Payment against any Quarterly Surplus Volume as set forth herein. Company shall provide throughput capacity at the Terminal to Customer in excess of the Minimum Quarterly Commitment on an “as available” basis, and any use of such excess capacity will be subject to the Throughput Charge.
8.    Other Charges.

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(a)    Holdover Fee. If Customer does not remove its Product from the Terminal on or before the date this Schedule terminates, except to the extent any delay in removal is caused by Company, Customer will pay a holdover fee of $0.05 per Barrel of Product per day in addition to any Throughput Charge.
(b)    Renewable Diesel Blending Fee. Customer will pay Company a blending fee of $0.252 per Barrel of R99 or R100 renewable diesel provided by Customer and blended into other Products at the PAPS Terminal.
(c)    Sampling Fee. Customer will pay a $100 fee per sample for all samples drawn at Customer’s request excluding any composite samples taken on pipeline receipts to or pipeline deliveries from the Terminal.
9.    Escalation. On July 1, 2014, and on July 1st of each year thereafter while this Schedule is in effect, Company (i) shall adjust the Throughput Charge, and (ii) may, in its discretion, adjust the Renewable Diesel Blending Fee set forth in Section 8, which adjustments shall be effective as of July 1st of the year in which such election is made, by multiplying the Throughput Charge or such fee, as applicable, by an amount equal to a maximum of (a) 1.0 plus (b) a fraction, of which (i) the numerator is the positive change, if any, in the Consumer Price Index – All Urban Consumers (Series ID CUURA318SA0) (such index, the “CPI”) during the 12-Month period ending on March 31st of such year, as reported during the Month of April of such year and (ii) the denominator is the CPI as of the first day of such 12-Month period, provided that if, with respect to any such 12-Month period, the CPI has decreased during such 12-Month period, Company may increase fees on the following July 1 only to the extent that the percentage change in the CPI since the most recent previous such increase in fees is greater than the aggregate amount of the cumulative decreases in the CPI during the intervening period or periods. Notwithstanding anything in the foregoing to the contrary, the first CPI adjustment on July 1, 2014 shall be based on 50% of the increase in the CPI.
10.    Nominations. Customer shall furnish to Company, by the 20th Day of each Month preceding the Month of delivery (except for the first Month of the Term, which shall be on or before the 5th day of such Month), a delivery schedule that includes the estimated quantity of Products that Customer anticipates delivering to and receiving from the Terminal during the following Month.
11.    Liens. Customer hereby grants to Company a warehouseman’s lien on all of Customer’s Products in storage at the Terminal for any amounts payable by Customer to Company that have not been paid when due hereunder. If a warehouse receipt is required under Law for such a lien to arise, this Schedule will be deemed to be the warehouse receipt for all Products at the Terminal.
12.    Special Termination by Customer. If Customer or any of its Affiliates determines to completely or partially suspend refining operations at the Refinery for a period of at least 12 consecutive Months, the Parties will negotiate in good faith to agree upon a reduction of the Minimum Quarterly Commitment to reflect such suspension of operations. If the Parties are unable to agree to an appropriate reduction of the Minimum Quarterly Commitment, then after Customer or such Affiliate has made a public announcement of such suspension, Customer may provide written Notice to Company of its intent to terminate this Schedule and this Schedule will terminate 12 Months following the date such Notice is delivered to Company. In the event Customer or such

3

Affiliate publicly announces, prior to the expiration of such 12-Month period, its intent to resume operations at the Refinery, then such Notice shall be deemed revoked and this Schedule shall continue in full force and effect as if such Notice had never been delivered.
13.    Effect of Customer Restructuring. If Customer or any of its Affiliates determines to restructure its respective supply, refining or sales operations at the Refinery in such a way as could reasonably be expected to materially and adversely affect the economics of Customer’s performance of its obligations under this Schedule, then the Parties will negotiate in good faith an alternative arrangement that is no worse economically for Company than the economic benefits to be received by Company under this Schedule, which may include the substitution of new commitments of Customer on other assets owned or to be acquired or constructed by Company.
14.    Additional Services. If Company performs additional services at Customer’s written request, or if Company, upon written notice to Customer, performs any additional services because Customer’s Product does not meet the applicable Specifications, Customer will pay Company the cost of such services plus an administrative fee that is equal to 10% of such documented, invoiced costs.
15.    Third Party Operated Terminal. The Parties recognize that the Terminal is currently operated by a third party operator (the “Operator”) pursuant to an Agreement dated effective January 1, 2010 by and between Shell Pipeline Company LP and Company (the “Operating Agreement”) and the terms of this Schedule and the Agreement as it relates to the operation of the Terminal and the services to be provided by Company are intended to be consistent the terms and services to be provided by the Operator pursuant to the Operating Agreement. Company shall not be liable to Customer for any Claims which may arise by reason of the failure of Company to keep, observe or perform any of its obligations under this Schedule or the Agreement if such obligation is in direct conflict with or violates the terms of the Operating Agreement.
16.    Contacts and Notices.
(a)    For Company. The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Company shall be in writing and delivered as set forth in the Agreement:

Operational:	[___]	Tel: (210) 345-[___]
Fax: (210) 345-[___]

Demurrage Department:	[___]	Tel: (210) 345-2782
Email: demurrage@valero.com

Invoice:	[___]	Tel: (210) 345-[___]
Fax: (210) 444-[___]

4

(b)    For Customer: The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Customer shall be in writing and delivered as set forth in the Agreement:

Operational:	[___]	Tel: (210) 345-[___]
Fax: (210) 345-[___]

Invoice:	[___]	Tel: (210) 345-[___]
Fax: (210) 444-[___]

5

IN WITNESS WHEREOF, the Parties hereto have caused this Schedule to be duly executed by their respective authorized officers.

Company:

VALERO PARTNERS OPERATING CO. LLC

By:    _________________________________
Name:    _________________________________
Title:    _________________________________

Customer:

VALERO MARKETING AND SUPPLY COMPANY

By:    _________________________________
Name:    _________________________________
Title:    _________________________________

6

TERMINAL SERVICES SCHEDULE
(West Memphis Terminal)

This Terminal Services Schedule (this “Schedule”) is entered into on the ____ day of __________________, 2013 (the “Effective Date”) by and between VALERO PARTNERS OPERATING CO. LLC, a Delaware limited liability company (“Company”), and VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“Customer”), pursuant to the Master Terminal Services Agreement (the “Agreement”) between Company and Customer dated [December ____, 2013]. Except as set forth herein, the terms and conditions of the Agreement are incorporated by reference into this Schedule. Unless otherwise defined in this Schedule, the defined terms in this Schedule will have the same meaning used in the Agreement.

1.    Term. This Schedule shall have a primary term commencing on the Effective Date and ending 10 years from the Effective Date (the “Initial Term”), and may be renewed by Customer, at Customer’s sole option, for one successive 5 year renewal term (a “Renewal Term”), upon at least 180 Days’ written Notice from Customer to Company prior to the end of the Initial Term. The Initial Term and Renewal Term, if any, shall be referred to in this Schedule as the “Term”.
2.    Terminal. The terminal services contemplated by this Schedule will be performed at Company’s West Memphis Terminal located in West Memphis, Arkansas (the “Terminal”).
3.    Refinery. The Terminal supports Customer’s Affiliate’s Memphis Refinery located in Memphis, Tennessee (the “Refinery”).
4.    Product. The products to be handled and stored under this Schedule (each, a “Product” and collectively, the “Products”) and the mode of receipt at the Terminal and mode of delivery from the Terminal consist of:

	Mode of	Mode of
Product	Receipt	Delivery
CBOB	Pipeline and Vessel	Vessel, Pipeline and Truck
RBOB	Pipeline and Vessel	Vessel, Pipeline and Truck
PBOB/Premium	Pipeline and Vessel	Vessel, Pipeline and Truck
Conv. Gasoline	Pipeline and Vessel	Vessel, Pipeline and Truck
ULSD	Pipeline and Vessel	Vessel, Pipeline and Truck
Biodiesel – B99 or B100	Truck and Vessel	Vessel, Pipeline and Truck
5.    Specifications. Customer will ensure that all of Customer’s Product delivered to the Terminal under the terms of this Schedule meets the applicable specifications set forth for each Product on Exhibit A attached hereto and incorporated herein for all purposes, as the same may be amended, modified or supplemented from time to time (the “Specifications), provided that (i) Company provides Customer with at least seven (7) days’ prior written notice of any such amendment, modification or supplement, (ii) the Product specifications and properties remain

1

consistent with the pipeline system specifications for the applicable Pipeline connected to the Terminal and (iii) the Product specifications and properties comply with any specifications imposed by Law. These Specifications are minimum specifications for the Terminal and do not supersede any published or otherwise required specification set forth by the delivering pipelines that may be more stringent for movements on those third party pipelines. Ethanol delivered to the Terminal by or on behalf of Customer shall meet all the specifications listed in the latest version of ASTM D4806.
6.    Throughput Charges. For each Month during the Term, Customer agrees to pay Company (i) $0.620 per Barrel of Product delivered to the Terminal by or on behalf of Customer for throughput volumes up to 30,000 average BPD of Product so delivered during such Month, and (ii) $0.240 per Barrel of Product delivered to the Terminal by or on behalf of Customer on terminal throughput volumes in excess of 30,000 average BPD of Product so delivered during such Month (the “Throughput Charges”).
7.    Minimum Throughput Commitment. For each Calendar Quarter during the Term, Customer shall tender or cause to be tendered an average of at least 30,000 Barrels per Day of Product to the Terminal for storage and handling and redelivery to Customer in approximately ratable quantities (such average, the “Minimum Quarterly Commitment”), and Company shall accept, store and redeliver such Product in accordance with the terms of this Schedule. Except as expressly provided in the Agreement in connection with an Outage, a Company Force Majeure or a Customer Force Majeure, if during any Calendar Quarter, Customer fails to satisfy its Minimum Quarterly Commitment during such Calendar Quarter, then Customer will pay Company a deficiency payment (each, a “Quarterly Deficiency Payment”) in an amount equal to the volume of the deficiency (the “Quarterly Deficiency Volume”) multiplied by the Throughput Charges. Customer shall pay Company the amount of such Quarterly Deficiency Payment along with any Throughput Charges payable hereunder. The dollar amount of any Quarterly Deficiency Payment paid by Customer may be applied as a credit against any amounts incurred by Customer and owed to Company with respect to volumes of Product delivered to the Terminal in excess of Customer’s Minimum Quarterly Commitment (or, if this Schedule expires or is terminated, to volumes delivered to the Terminal in excess of the applicable Minimum Quarterly Commitment in effect as of the date of such expiration or termination) (such excess volume in any Calendar Quarter during the Term is referred to as the “Quarterly Surplus Volume”) during any of the succeeding four Calendar Quarters, after which time any unused credits will expire. This Section 7 shall survive the expiration or termination of this Schedule, if necessary for the application of any Quarterly Deficiency Payment against any Quarterly Surplus Volume as set forth herein. Company shall provide throughput capacity at the Terminal to Customer in excess of the Minimum Quarterly Commitment on an “as available” basis, and any use of such excess capacity will be subject to the Throughput Charges.
8.    Other Charges.
(a)    Holdover Fee.    If Customer does not remove its Product from the Terminal on or before the date this Schedule terminates, except to the extent any delay in removal is caused by Terminal Company, Customer will pay a holdover fee of $0.05 per Barrel of Product per day in addition to any Throughput Charges.

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(b)    Additization Fees.
(i)    Customer will pay Company $0.061 per Barrel of gasoline injected with generic gasoline additive.
(ii)    Customer will pay Company $0.061 per Barrel of gasoline injected with proprietary gasoline additive.
(iii)    Customer will pay Company $0.072 per Barrel of ULSD injected with lubricity additive.
(iv)    Customer will pay Company $0.072 per Barrel of ULSD injected with red dye.
(c)    Blending Fees.
(i)    Customer will pay Company a biodiesel blending fee of $0.0651 per Barrel of ULSD blended with B99 or B100 Biodiesel at a blend ratio of 5% Biodiesel. All Biodiesel shall be provided by Customer. For Biodiesel blended with ULSD at a blend ratio higher than 5% the Parties will negotiate in good faith an alternative blending fee for the incremental Biodiesel in excess of 5%, taking into account the actual incremental cost of service for providing the higher blend ratio.
(d)    Sampling Fee. Customer will pay a $100 fee per sample for all samples drawn at Customer’s request excluding any composite samples taken on pipeline receipts to or pipeline deliveries from the Terminal.
(e)    Additive Equipment Fee. In the event Customer installs its own additive equipment at the Terminal, Customer shall pay Company an additive equipment fee based on Company’s cost to operate the additive equipment plus a reasonable return to Company for the operation of such equipment. Customer and Company shall agree on the additive equipment fee prior to the placement of any equipment at the Terminal.
9.    Escalation. On July 1, 2014, and on July 1st of each year thereafter while this Schedule is in effect, Company (i) shall adjust the Throughput Charges, and (ii) may, in its discretion, adjust each of the Additization Fees and Blending Fees set forth in Section 8, which adjustments shall be effective as of July 1st of the year in which such election is made, by multiplying the Throughput Charges or such fee, as applicable, by an amount equal to a maximum of (a) 1.0 plus (b) a fraction, of which (i) the numerator is the positive change, if any, in the Consumer Price Index – All Urban Consumers (Series ID CUURA209SA0) (such index, the “CPI”) during the 12-Month period ending March 31st of such year, as reported during the Month of April of such year and (ii) the denominator is the CPI as of the first day of such 12-Month period, provided that if, with respect to any such 12-Month period, the CPI has decreased during such 12-Month period, Company may increase fees on the following July 1 only to the extent that the percentage change in the CPI since the most recent previous such increase in fees is greater than the aggregate amount of the cumulative decreases in

3

the CPI during the intervening period or periods. Notwithstanding anything in the foregoing to the contrary, the first CPI adjustment on July 1, 2014 shall be based on 50% of the increase in the CPI.
10.    Nominations. Customer shall furnish to Company, by the 20th Day of each Month preceding the Month of delivery (except for the first Month of the Term, which shall be on or before the 5th day of such Month), a delivery schedule that includes the estimated quantity of Products that Customer anticipates delivering to and receiving from the Terminal during the following Month.
11.    Liens. Customer hereby grants to Company a warehouseman’s lien on all of Customer’s Products in storage at the Terminal for any amounts payable by Customer to Company that have not been paid when due hereunder. If a warehouse receipt is required under Law for such a lien to arise, this Schedule will be deemed to be the warehouse receipt for all Products at the Terminal.
12.    Special Termination by Customer. If Customer or any of its Affiliates determines to completely or partially suspend refining operations at the Refinery for a period of at least 12 consecutive Months, the Parties will negotiate in good faith to agree upon a reduction of the Minimum Quarterly Commitment to reflect such suspension of operations. If the Parties are unable to agree to an appropriate reduction of the Minimum Quarterly Commitment, then after Customer or such Affiliate has made a public announcement of such suspension, Customer may provide written Notice to Company of its intent to terminate this Schedule and this Schedule will terminate 12 Months following the date such Notice is delivered to Company. In the event Customer or such Affiliate publicly announces, prior to the expiration of such 12-Month period, its intent to resume operations at the Refinery, then such Notice shall be deemed revoked and this Schedule shall continue in full force and effect as if such Notice had never been delivered.
13.    Effect of Customer Restructuring. If Customer or any of its Affiliates determines to restructure its respective supply, refining or sales operations at the Refinery in such a way as could reasonably be expected to materially and adversely affect the economics of Customer’s performance of its obligations under this Schedule, then the Parties will negotiate in good faith an alternative arrangement that is no worse economically for Company than the economic benefits to be received by Company under this Schedule, which may include the substitution of new commitments of Customer on other assets owned or to be acquired or constructed by Company.
14.    Additional Services. If Company performs additional services at Customer’s written request, or if Company, upon written notice to Customer, performs any additional services because Customer’s Product does not meet the applicable Specifications, Customer will pay Company the cost of such services plus an administrative fee that is equal to 10% of such documented, invoiced costs.

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15.    Contacts and Notices.
(a)    For Company. The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Company shall be in writing and delivered as set forth in the Agreement:

Operational:	[___]	Tel: (210) 345-[___]
Fax: (210) 345-[___]

Demurrage Department:	[___]	Tel: (210) 345-2782
Email: demurrage@valero.com

Invoice:	[___]	Tel: (210) 345-[___]
Fax: (210) 444-[___]

(b)    For Customer: The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Customer shall be in writing and delivered as set forth in the Agreement:

Operational:	[___]	Tel: (210) 345-[___]
Fax: (210) 345-[___]

Invoice:	[___]	Tel: (210) 345-[___]
Fax: (210) 444-[___]

5

IN WITNESS WHEREOF, the Parties hereto have caused this Schedule to be duly executed by their respective authorized officers.

Company:

VALERO PARTNERS OPERATING CO. LLC

By:    _________________________________
Name:    _________________________________
Title:    _________________________________

Customer:

VALERO MARKETING AND SUPPLY COMPANY

By:    _________________________________
Name:    _________________________________
Title:    _________________________________

6